Exhibit 10.6

COMMERCIAL LEASE

USE OF THIS FORM BY PERSONS WHO ARE NOT MEMBERS OF THE TEXAS ASSOCIATION OF REALTORS® IS NOT AUTHORIZED.

©Texas Association of REALTORS®, Inc. 2000

Table of Contents

No.	Paragraph Description	Pg.

1. Parties:	2
2. Leased Premises:	2
3. Term:	2
A. Term	2
B. Delay of Occupancy	2
4. Rent and Expenses:	3
A. Base Monthly Rent	3
B. First Full Month’s Rent	3
C. Prorated Rent	3
D. Additional Rent	3
E. Place of Payment	3
F. Method of Payment	3
G. Late Charges	3
H. Returned Checks	4
5. Security Deposit:	4
6. Taxes:	4
7. Utilities:	4
8. Insurance:	5
9. Use and Hours:	5
10. Legal Compliance:	6
11. Signs:	6
12. Access by Landlord:	7
13. Move-in Condition:	7
14. Move-out Conditions and Forfeiture of Tenant’s Personal Property:	7
15. Maintenance and Repairs:	7
A. Cleaning	7
B. Repairs of Conditions Caused by a Party	7
C. Repair and Maintenance Responsibility	7
D. Repair Persons	8
E. HVAC Service Contract	8
F. Common Areas	8
G. Notice of Repairs	9
H. Failure to Repair	9
16. Alterations:	9
17. Liens:	9

No.	Paragraph Description	Pg.

18. Liability:	9
19. Indemnity:	9
20. Default:	10
21. Abandonment, Interruption of Utilities, Removal of Property and Lockout:	10
22. Holdover:	10
23. Landlord’s Lien and Security Interest:	10
24. Assignment and Subletting:	11
25. Relocation:	11
26. Subordination:	11
27. Estoppel Certificates:	11
28. Casualty Loss:	11
29. Condemnation:	12
30. Attorney’s Fees:	12
31. Representations:	12
32. Brokers:	13
33. Addenda:	13
34. Notices:	13
35. Special Provisions:	14
36. Agreement of Parties:	14

ADDENDA & EXHIBITS (check all that apply)
☒	Exhibit Lease Amendment of even date
☒	Exhibit Recordable Right of First Refusal
☒	Commercial Lease Addendum for Broker’s Fee
☐	Commercial Lease Expense Reimbursement Addendum
☐	Commercial Lease Addendum for Extension Option
☐	Commercial Lease Addendum for Percentage Rent
☐	Commercial Lease Parking Addendum
☐	Commercial Landlord’s Rules and Regulations
☐	Commercial Lease Guaranty
☐	Commercial Lease Right of First Refusal Addendum
☐	Commercial Lease Addendum for Optional Space
☐	Commercial Leasehold Construction Addendum
☒	Comm Property Condition Statement
☒	Info About Brokerage Services
Lease Amendment must be attached.
Provisions in Lease Amendment shall control over all other agreements.

Initiated for Identification by Tenant: RW, and Landlord: RPA

Commercial Lease concerning:	12053 Southwest Freeway, Houston

COMMERCIAL LEASE

USE OF THIS FORM BY PERSONS WHO ARE NOT MEMBERS OF THE TEXAS ASSOCIATION OF REALTORS® IS NOT AUTHORIZED.

©Texas Association of REALTORS®, Inc. 2000

1.	PARTIES: The parties to this lease are:

Tenant:	Texas Direct Auto
; and

Landlord:	Robert P. Archer, ETAL
.

2.	LEASED PREMISES:

A.	Landlord leases to Tenant the following described real property, known as the “leased premises,” along with all its improvements (Check only one box):

☐	(1)	Multiple-Tenant Property: Suite or Unit Number containing approximately square feet of rentable area in (project name) at (address) in (city), (county), Texas, which is legally described on attached Exhibit or as follows:

☒	(2)	Single-Tenant Property: The real property at: 12053 Southwest Freeway (address) in Houston (city), Harris (county), Texas, which is legally described on attached Exhibit or as follows: 0101 JAS ALSTON, ACRES 17.2939, RESTRICTED RESERVE “B”, AUTONATION USA SOUTH (RETAIL DIVISION) .

B.	If Paragraph 2A(1) applies:

(1)	“Property” means the building or complex in which the leased premises are located, inclusive of any common areas, drives, parking areas, and walks; and

(2)	the parties agree that the rentable area of the leased premises may not equal the actual or useable area within the leased premises and may include an allocation of common areas in the Property.

3.	TERM:

A.	Term: The term of this lease is 120 months and days, commencing on:

September 1, 2009             (Commencement Date) and ending on

August 31, 2019                 (Expiration Date).

B.

Delay of Occupancy: If Tenant is unable to occupy the leased premises on the Commencement Date because of construction on the leased premises to be completed by Landlord that is not substantially complete or a prior tenant’s holding over of the leased premises, Landlord will not be liable to Tenant for such delay and this lease will remain enforceable. In the event of such a delay, the Commencement Date will automatically be extended to the date Tenant is able to occupy the Property and the Expiration Date will also be extended by a like number of days, so that the length of this lease remains unchanged. If Tenant is unable to occupy the leased premises after the 90th day after the Commencement Date because of construction on the leased premises to be completed by Landlord that is not substantially complete or a prior tenant’s holding over of the leased premises, Tenant may terminate this lease by giving written notice to Landlord before the leased premises become available to be occupied by Tenant and Landlord will refund to Tenant any amounts paid to Landlord by Tenant. This Paragraph 3B does not apply to any delay in occupancy caused by cleaning or repairs.

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Commercial Lease concerning:	12053 Southwest Freeway, Houston

C.	Unless the parties agree otherwise, Tenant is responsible for obtaining a certificate of occupancy for the leased premises if required by a governmental body.

4.	RENT AND EXPENSES:

A.	Base Monthly Rent: On or before the first day of each month during this lease, Tenant will pay Landlord base monthly rent as described on attached Exhibit or as follows:

from	November 1, 2009	to	August 31, 2019	$70,000.00 (NNN)
from		to		$
from		to		$
from		to		$
from		to		$

B.	First Full Month’s Rent: The first full base monthly rent is due on or before At execution of the Lease.

C.         Prorated Rent: If the Commencement Date is on a day other than the first day of a month, Tenant will pay Landlord as prorated rent, an amount equal to the base monthly rent multiplied by the following fraction: the number of days from the Commencement Date to the first day of the following month divided by the number of days in the month in which this lease commences. The prorated rent is due on or before the Commencement Date.

D.	Additional Rent: In addition to the base monthly rent and prorated rent, Tenant will pay Landlord all other amounts, as provided by the attached (Check all that apply.):

☐	(1)	Commercial Expense Reimbursement Addendum
☐	(2)	Commercial Percentage Rent Addendum
☐	(3)	Commercial Parking Addendum
☐	(4)

All amounts payable under the applicable addenda are deemed to be “rent” for the purposes of this lease.

E.	Place of Payment: Tenant will remit all amounts due Landlord under this lease to the following person at the place stated or to such other person or place as Landlord may later designate in writing:

Name:	Robert P. Archer
Address:	11614 Southwest Freeway, Houston, Texas 77031

F.

Method of Payment: Tenant must pay all rent timely without demand, deduction, or offset, except as permitted by law or this lease. If Tenant fails to timely pay any amounts due under this lease or if any check of Tenant is returned to Landlord by the institution on which it was drawn, Landlord after providing written notice to Tenant may require Tenant to pay subsequent amounts that become due under this lease in certified funds. This paragraph does not limit Landlord from seeking other remedies under this lease for Tenant’s failure to make timely payments with good funds.

G.

Late Charges: If Landlord does not actually receive a rent payment at the designated place of payment within 5 days after the date it is due, Tenant will pay Landlord a late charge equal to 5% of the amount due. In this paragraph, the mailbox is not the agent for receipt for Landlord. The late charge is a cost associated with the collection of rent and Landlord’s acceptance of a late charge does not waive Landlord’s right to exercise remedies under Paragraph 20.

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Commercial Lease concerning:	12053 Southwest Freeway, Houston

H.

Returned Checks: Tenant will pay $ 25.00     (not to exceed $25) for each check Tenant tenders to Landlord which is returned by the institution on which it is drawn for any reason, plus any late charges until Landlord receives payment.

5.	SECURITY DEPOSIT:

A.	Upon execution of this lease, Tenant will pay $ 70,000.00 to Landlord as a security deposit.

B.

Landlord may apply the security deposit to any amounts owed by Tenant under this lease. If Landlord applies any part of the security deposit during any time this lease is in effect to amounts owed by Tenant, Tenant must, within 10 days after receipt of notice from Landlord, restore the security deposit to the amount stated.

C.

Within 60 days after Tenant surrenders the leased premises and provides Landlord written notice of Tenant’s forwarding address, Landlord will refund the security deposit less any amounts applied toward amounts owed by Tenant or other charges authorized by this lease.

6.	TAXES: Unless otherwise agreed by the parties, Landlord will pay all real property ad valorem taxes assessed against the leased premises.

7.	UTILITIES:

A.	The party designated below will pay for the following utility charges to the leased premises and any connection charges for the utilities. (Check all that apply.)

		N/A	Landlord	Tenant
(1)	Water	☐	☐	☒
(2)	Sewer	☐	☐	☒
(3)	Electric	☐	☐	☒
(4)	Gas	☐	☐	☒
(5)	Telephone	☐	☐	☒
(6)	Trash	☐	☐	☒
(7)	Cable	☒	☐	☒
(8)		☐	☐	☐
(9)	All other utilities	☐	☐	☒

B.

The party responsible for the charges under Paragraph 7A will pay the charges directly to the utility service provider. The responsible party may select the utility service provider except that if Tenant selects the provider, any access or alterations to the Property or leased premises necessary for the utilities may be made only with Landlord’s prior consent, which Landlord will not unreasonably withhold. If Landlord incurs any liability for utility or connection charges for which Tenant is responsible to pay and Landlord pays such amount, Tenant will immediately upon written notice from Landlord reimburse Landlord such amount.

C.	Notice: Tenant should determine if all necessary utilities are available to the leased premises and are adequate for Tenant’s intended use.

D.	After-Hours HVAC Charges: “HVAC services” means heating, ventilating, and air conditioning of the leased premises. (Check one box only.)

☐ (1)	Landlord is obligated to provide the HVAC services to the leased premises only during the Property’s operating hours specified under Paragraph 9C.

☐ (2)

Landlord will provide the HVAC services to the leased premises during the operating hours specified under Paragraph 9C for no additional charge and will, at Tenant’s request, provide HVAC services to the leased premises during other hours for an additional charge of $ per hour. Tenant will pay Landlord the charges under this paragraph immediately

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Commercial Lease concerning:	12053 Southwest Freeway, Houston

upon receipt of Landlord’s invoice. Hourly charges are charged on a half-hour basis. Any partial hour will be rounded up to the next half hour. Tenant will comply with Landlord’s procedures to make a request to provide the additional HVAC services under this paragraph.

☒ (3)	Tenant will pay for the HVAC services under this lease.

8.	INSURANCE:

A.	During all times this lease is in effect, Tenant must, at Tenant’s expense, maintain in full force and effect from an insurer authorized to operate in Texas:

(1)	public liability insurance in an amount not less than $1,000,000.00 on an occurrence basis naming Landlord as an additional insured; and

(2)	personal property damage insurance for Tenant’s business operations and contents on the leased premises in an amount sufficient to replace such contents after a casualty loss.

B.

Before the Commencement Date, Tenant must provide Landlord with a copy of insurance certificates evidencing the required coverage. If the insurance coverage is renewed or changes in any manner or degree at any time this lease is in effect, Tenant must, not later than 10 days after the renewal or change, provide Landlord a copy of an insurance certificate evidencing the renewal or change.

C.	If Tenant fails to maintain the required insurance in full force and effect at all times this lease is in effect, Landlord may:

(1)	purchase insurance that will provide Landlord the same coverage as the required insurance and Tenant must immediately reimburse Landlord for such expense; or

(2)	exercise Landlord’s remedies under Paragraph 20.

D.

Unless the parties agree otherwise, Landlord will maintain in full force and effect insurance for: (1) fire and extended coverage in an amount to cover the reasonable replacement cost of the improvements of the Property; and (2) any public liability insurance in an amount that Landlord determines reasonable and appropriate.

E.

If there is an increase in Landlord’s insurance premiums for the leased premises or Property or its contents that is caused by Tenant, Tenant’s use of the leased premises, or any improvements made by or for Tenant, Tenant will, for each year this lease is in effect, pay Landlord the increase immediately after Landlord notifies Tenant of the increase. Any charge to Tenant under this Paragraph 8E will be equal to the actual amount of the increase in Landlord’s insurance premium.

9.	USE AND HOURS:

A. Tenant may use the leased premises for the following purpose and no other:

Automotive related business

B. Unless otherwise specified in this lease, Tenant will operate and conduct its business in the leased premises during business hours that are typical of the industry in which Tenant represents it operates.

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Commercial Lease concerning:	12053 Southwest Freeway, Houston

C. The Property maintains operating hours of (specify hours, days of week, and if inclusive or exclusive of weekends and holidays): Hours typical to the automotive industry

10.	LEGAL COMPLIANCE:

A.	Tenant may not use or permit any part of the leased premises or the Property to be used for:

(1)	any activity which is a nuisance or is offensive, noisy, or dangerous;

(2)	any activity that interferes with any other tenant’s normal business operations or Landlord’s management of the Property;

(3)

any activity that violates any applicable law, regulation, zoning ordinance, restrictive covenant, governmental order, owners’ association rules, tenants’ association rules, Landlord’s rules or regulations, or this lease;

(4)	any hazardous activity that would require any insurance premium on the Property or leased premises to increase or that would void any such insurance;

(5)

any activity that violates any applicable federal, state, or local law, including but not limited to those laws related to air quality, water quality, hazardous materials, wastewater, waste disposal, air emissions, or other environmental matters;

(6)	the permanent or temporary storage of any hazardous material; or

(7)

B.

“Hazardous material” means any pollutant, toxic substance, hazardous waste, hazardous material, hazardous substance, solvent, or oil as defined by any federal, state, or local environmental law, regulation, ordinance, or rule existing as of the date of this lease or later enacted.

C.

Landlord does not represent or warrant that the leased premises or Property conform to applicable restrictions, zoning ordinances, setback lines, parking requirements, impervious ground cover ratio requirements, and other matters that may relate to Tenant’s intended use. Tenant must satisfy itself that the leased premises may be used as Tenant intends by independently investigating all matters related to the use of the leased premises or Property. Tenant agrees that it is not relying on any warranty or representation made by Landlord, Landlord’s agent, or any broker concerning the use of the leased premises or Property.

11.	SIGNS:

A.

Tenant may not post or paint any signs or place any decoration outside the leased premises or on the Property without Landlord’s written consent. Landlord may remove any unauthorized sign, and Tenant will promptly reimburse Landlord for its cost to remove any unauthorized sign.

B.

Any authorized sign must comply with all laws, restrictions, zoning ordinances, and any governmental order relating to signs on the leased premises or Property. Landlord may temporarily remove any authorized sign to complete repairs or alterations to the leased premises or the Property.

C.

By providing written notice to Tenant before this lease ends, Landlord may require Tenant, upon move-out and at Tenant’s expense, to remove, without damage to the Property or leased premises, any or all signs that were placed on the Property or leased premises by or at the request of Tenant. Any signs that Landlord does not require Tenant to remove and that are fixtures, become the property of the Landlord and must be surrendered to Landlord at the time this lease ends.

(TAR-2101) 5-26-08 Initialed for Identification by Tenant: RW, and Landlord: RPA	Page 6 of 14

Commercial Lease concerning:	12053 Southwest Freeway, Houston

12.	ACCESS BY LANDLORD:

A.

During Tenant’s normal business hours Landlord may enter the leased premises for any reasonable purpose, including but not limited to purposes for repairs, maintenance, alterations, and showing the leased premises to prospective tenants or purchasers. Landlord may access the leased premises after Tenant’s normal business hours if: (1) entry is made with Tenant’s permission; or (2) entry is necessary to complete emergency repairs. Landlord will not unreasonably interfere with Tenant’s business operations when accessing the leased premises.

B.	During the last 90 days of this lease, Landlord may place a “For Lease” or similarly worded sign in the leased premises.

13.

MOVE-IN CONDITION: Tenant has inspected the leased premises and accepts it in its present (as-is) condition unless expressly noted otherwise in this lease. Landlord and any agent have made no express or implied warranties as to the condition or permitted use of the leased premises or Property.

14.	MOVE-OUT CONDITIONS AND FORFEITURE OF TENANT’S PERSONAL PROPERTY:

A.

At the time this lease ends, Tenant will surrender the leased premises in the same condition as when received, except for normal wear and tear. Tenant will leave the leased premises in a clean condition free of all trash, debris, personal property, hazardous materials, and environmental contaminants.

B.

If Tenant leaves any personal property in the leased premises after Tenant surrenders possession of the leased premises, Landlord may: (1) require Tenant, at Tenant’s expense, to remove the personal property by providing written notice to Tenant; or (2) retain such personal property as forfeited property to Landlord.

C.

“Surrender” means vacating the leased premises and returning all keys and access devices to Landlord. “Normal wear and tear” means deterioration that occurs without negligence, carelessness, accident, or abuse.

D.

By providing written notice to Tenant before this lease ends, Landlord may require Tenant, upon move-out and at Tenant’s expense, to remove, without damage to the Property or leased premises, any or all fixtures that were placed on the Property or leased premises by or at the request of Tenant. Any fixtures that Landlord does not require Tenant to remove become the property of the Landlord and must be surrendered to Landlord at the time this lease ends.

15.	MAINTENANCE AND REPAIRS:

A.

Cleaning: Tenant must keep the leased premises clean and sanitary and promptly dispose of all garbage in appropriate receptacles.    ☐  Landlord    ☒  Tenant will provide, at its expense, janitorial services to the leased premises that are customary and ordinary for the property type. Tenant will maintain any grease trap on the Property which Tenant uses, including but not limited to periodic emptying and cleaning, as well as making any modification to the grease trap that may be necessary to comply with any applicable law.

B.

Repairs of Conditions Caused by a Party: Each party must promptly repair a condition in need of repair that is caused, either intentionally or negligently, by that party or that party’s guests, patrons, invitees, contractors or permitted subtenants.

C.

Repair and Maintenance Responsibility: Except as otherwise provided by this Paragraph 15, the party designated below, at its expense, is responsible to maintain and repair the following specified items in the leased premises (if any). The specified items must be maintained in clean and good operable condition. If a governmental regulation or order requires a modification to any of the specified items, the party designated to maintain the item must complete and pay the expense of the modification. The specified items include and relate only to real property in the leased premises. Tenant is responsible for the repair and maintenance of its personal property. (Check all that apply.)

(TAR-2101) 5-26-08 Initialed for Identification by Tenant: RW, and Landlord: RPA	Page 7 of 14

Commercial Lease concerning:	12053 Southwest Freeway, Houston

	N/A	Landlord	Tenant
(1) Foundation, exterior walls, roof, and other structural components	☐	☐	☒
(2) Glass and windows	☐	☐	☒
(3) Fire protection equipment and fire sprinkler systems	☐	☐	☒
(4) Exterior & overhead doors, including closure devices, molding locks, and hardware	☐	☐	☒
(5) Grounds maintenance, including landscaping and irrigation systems	☐	☐	☒
(6) Interior doors, including closure devices, frames, molding locks, and hardware	☐	☐	☒
(7) Parking areas and walks	☐	☐	☒
(8) Plumbing systems, drainage systems, electrical systems, and mechanical systems, except systems or items specifically designated otherwise	☐	☐	☒
(9) Ballast and lamp replacement	☐	☐	☒
(10) Heating, Ventilation and Air Conditioning (HVAC) systems	☐	☐	☒
(11) Signs and lighting:
(a) Pylon	☐	☐	☒
(b) Facia	☐	☐	☒
(c) Monument	☐	☐	☒
(d) Door/Suite	☐	☐	☒
(12) Extermination and pest control, excluding wood-destroying insects	☐	☐	☒
(13) Fences and Gates	☐	☐	☒
(14) Storage yards and storage buildings	☐	☐	☒
(15) Wood-destroying insect treatment and repairs	☐	☐	☒
(16) Cranes and related systems	☐	☐	☒
(17)	☒	☐	☐
(18)	☒	☐	☐
(19) All other items and systems.		☐	☒

D.	Repair Persons: Repairs must be completed by trained, qualified, and insured repair persons.

E.

HVAC Service Contract: If Tenant maintains the HVAC system under Paragraph 15C(10), Tenant    ☐  is    ☒  is not required to maintain, at its expense, a regularly scheduled maintenance and service contract for the HVAC system. The maintenance and service contract must be purchased from a HVAC maintenance company that regularly provides such contracts to similar properties. If Tenant fails to maintain a required HVAC maintenance and service contract in effect at all times during this lease, Landlord may do so and charge Tenant the expense of such a maintenance and service contract or Landlord may exercise Landlord’s remedies under Paragraph 20.

F.

Common Areas: Landlord will maintain any common areas in the Property in a manner as Landlord determines to be in the best interest of the Property. Landlord will maintain any elevator and signs in the common area. Landlord may change the size, dimension, and location of any common areas, provided that such change does not materially impair Tenant’s use and access to the leased premises. Tenant has the non-exclusive license to use the common areas

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Commercial Lease concerning:	12053 Southwest Freeway, Houston

in compliance with Landlord’s rules and regulations. Tenant may not solicit any business in the common areas or interfere with any other person’s right to use the common areas. This paragraph does not apply if Paragraph 2A(2) applies.

G.	Notice of Repairs: Tenant must promptly notify Landlord of any item that is in need of repair and that is Landlord’s responsibility to repair. All requests for repairs to Landlord must be in writing.

H.

Failure to Repair: Landlord must make a repair for which Landlord is responsible within a reasonable period of time after Tenant provides Landlord written notice of the needed repair. If Tenant fails to repair or maintain an item for which Tenant is responsible within 10 days after Landlord provides Tenant written notice of the needed repair or maintenance, Landlord may: (1) repair or maintain the item, without liability for any damage or loss to Tenant, and Tenant must immediately reimburse Landlord for the cost to repair or maintain; or (2) exercise Landlord’s remedies under Paragraph 20.

16.	ALTERATIONS:

A.

Tenant may not alter, improve, or add to the Property or the leased premises without Landlord’s written consent. Landlord will not unreasonably withhold consent for the Tenant to make reasonable non-structural alterations, modifications, or improvements to the leased premises.

B.

Tenant may not alter any locks or any security devices on the Property or the leased premises without Landlord’s consent. If Landlord authorizes the changing, addition, or rekeying of any locks or other security devices, Tenant must immediately deliver the new keys and access devices to Landlord.

C.

If a governmental order requires alteration or modification to the leased premises, the party obligated to maintain and repair the item to be modified or altered as designated in Paragraph 15 will, at its expense, modify or alter the item in compliance with the order and in compliance with Paragraphs 16A and 17.

D.

Any alterations, improvements, fixtures or additions to the Property or leased premises installed by either party during the term of this lease will become Landlord’s property and must be surrendered to Landlord at the time this lease ends, except for those fixtures Landlord requires Tenant to remove under Paragraph 11 or 14 or if the parties agree otherwise in writing.

17.

LIENS: Tenant may not do anything that will cause the title of the Property or leased premises to be encumbered in any way. If Tenant causes a lien to be filed against the Property or leased premises, Tenant will within 20 days after receipt of Landlord’s demand: (1) pay the lien and have the lien released of record; or (2) take action to discharge the lien. Tenant will provide Landlord a copy of any release Tenant obtains pursuant to this paragraph.

18.

LIABILITY: To the extent permitted by law, Landlord is NOT responsible to Tenant or Tenant’s employees, patrons, guests, or invitees for any damages, injuries, or losses to person or property caused by:

A.	an act, omission, or neglect of Tenant; Tenant’s agent; Tenant’s guest; Tenant’s employees; Tenant’s patrons; Tenant’s invitees; or any other tenant on the Property;

B.

fire, flood, water leaks, ice, snow, hail, winds, explosion, smoke, riot, strike, interruption of utilities, theft, burglary, robbery, assault, vandalism, other persons, environmental contaminants, or other occurrences or casualty losses.

19.

INDEMNITY: Each party will indemnify and hold the other party harmless from any property damage, personal injury, suits, actions, liabilities, damages, cost of repairs or service to the leased premises or Property, or any other loss caused, negligently or otherwise, by that party or that party’s employees, patrons, guests, or invitees.

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Commercial Lease concerning:	12053 Southwest Freeway, Houston

20.	DEFAULT:

A.

If Landlord fails to comply with this lease within 30 days after Tenant notifies Landlord of Landlord’s failure to comply, Landlord will be in default and Tenant may seek any remedy provided by law. If, however, Landlord’s non-compliance reasonably requires more than 30 days to cure, Landlord will not be in default if the cure is commenced within the 30-day period and is diligently pursued.

B.

If Landlord does not actually receive at the place designated for payment any rent due under this lease within 5 days after it is due, Tenant will be in default. If Tenant fails to comply with this lease for any other reason within 10 days after Landlord notifies Tenant of its failure to comply, Tenant will be in default.

C.

If Tenant is in default, Landlord may: (i) terminate Tenant’s right to occupy the leased premises by providing Tenant with at least 3 days written notice; and (ii) accelerate all rents which are payable during the remainder of this lease or any renewal period without notice or demand. Landlord will attempt to mitigate any damage or loss caused by Tenant’s breach by using commercially reasonable means. If Tenant is in default, Tenant will be liable for:

(1)	any lost rent;

(2)	Landlord’s cost of reletting the leased premises, including brokerage fees, advertising fees, and other fees necessary to relet the leased premises;

(3)	repairs to the leased premises for use beyond normal wear and tear;

(4)	all Landlord’s costs associated with eviction of Tenant, such as attorney’s fees, court costs, and prejudgment interest;

(5)	all Landlord’s costs associated with collection of rent such as collection fees, late charges, and returned check charges;

(6)	cost of removing any of Tenant’s equipment or fixtures left on the leased premises or Property;

(7)

cost to remove any trash, debris, personal property, hazardous materials, or environmental contaminants left by Tenant or Tenant’s employees, patrons, guests, or invitees in the leased premises or Property;

(8)	cost to replace any unreturned keys or access devices to the leased premises, parking areas, or Property;

(9)	any other recovery to which Landlord may be entitled under this lease or under law.

21.

ABANDONMENT, INTERRUPTION OF UTILITIES, REMOVAL OF PROPERTY AND LOCKOUT: Chapter 93 of the Texas Property Code governs the rights and obligations of the parties with regard to: (a) abandonment of the leased premises; (b) interruption of utilities; (c) removal of Tenant’s property; and (d) ‘‘lock-out’’ of Tenant.

22.

HOLDOVER: If Tenant fails to vacate the leased premises at the time this lease ends, Tenant will become tenant-at-will and must vacate the leased premises immediately upon receipt of demand from Landlord. No holding over by Tenant, with or without the consent of Landlord, will extend this lease. Tenant will indemnify Landlord and any prospective tenants for any and all damages caused by the holdover. Rent for any holdover period will be two times the base monthly rent plus any additional rent calculated on a daily basis and will be immediately due and payable daily without notice or demand.

23.

LANDLORD’S LIEN AND SECURITY INTEREST: To secure Tenant’s performance under this lease, Tenant grants to Landlord a lien and security interest against all of Tenant’s nonexempt personal property that is in the leased premises or on the Property. This lease is a security agreement for the purposes of the Uniform Commercial Code. Landlord may file a copy of this lease as a financing statement.

(TAR-2101) 5-26-08 Initialed for Identification by Tenant: RW, and Landlord: RPA	Page 10 of 14

Commercial Lease concerning:	12053 Southwest Freeway, Houston

24.

ASSIGNMENT AND SUBLETTING: Landlord may assign this lease to any subsequent owner of the Property. Tenant may not assign this lease or sublet any part of the leased premises without Landlord’s written consent. An assignment of this lease or subletting of the leased premises without Landlord’s written consent is voidable by Landlord. If Tenant assigns this lease or sublets any part of the leased premises, Tenant will remain liable for all of Tenant’s obligations under this lease regardless if the assignment or sublease is made with or without the consent of Landlord.

25.	RELOCATION:

☐ A.

By providing Tenant with not less than 90 days advanced written notice, Landlord may require Tenant to relocate to another location in the Property, provided that the other location is equal in size or larger than the leased premises then occupied by Tenant and contains similar leasehold improvements. Landlord will pay Tenant’s reasonable out-of-pocket moving expenses for moving to the other location. “Moving expenses” means reasonable expenses payable to professional movers, utility companies for connection and disconnection fees, wiring companies for connecting and disconnecting Tenant’s office equipment required by the relocation, and printing companies for reprinting Tenant’s stationary and business cards. A relocation of Tenant will not change or affect any other provision of this lease that is then in effect, including rent and reimbursement amounts, except that the description of the suite or unit number will automatically be amended.

☒ B.	Landlord may not require Tenant to relocate to another location in the Property without Tenant’s prior consent.

26.	SUBORDINATION:

A.	This lease and Tenant’s leasehold interest are and will be subject, subordinate, and inferior to:

(1)	any lien, encumbrance, or ground lease now or hereafter placed on the leased premises or the Property that Landlord authorizes;

(2)	all advances made under any such lien, encumbrance, or ground lease;

(3)	the interest payable on any such lien or encumbrance;

(4)	any and all renewals and extensions of any such lien, encumbrance, or ground lease;

(5)	any restrictive covenant affecting the leased premises or the Property; and

(6)	the rights of any owners’ association affecting the leased premises or Property.

B.

Tenant must, on demand, execute a subordination, attornment, and non-disturbance agreement that Landlord may request that Tenant execute, provided that such agreement is made on the condition that this lease and Tenant’s rights under this lease are recognized by the lien-holder.

27.

ESTOPPEL CERTIFICATES: Within 10 days after receipt of a written request from Landlord, Tenant will execute and deliver to Landlord an estoppel certificate that identifies the terms and conditions of this lease.

28.	CASUALTY LOSS:

A.

Tenant must immediately notify Landlord of any casualty loss in the leased premises. Within 20 days after receipt of Tenant’s notice of a casualty loss, Landlord will notify Tenant if the leased premises are less than or more than 50% unusable, on a per square foot basis, and if Landlord can substantially restore the leased premises within 120 days after Tenant notifies Landlord of the casualty loss.

B.

If the leased premises are less than 50% unusable and Landlord can substantially restore the leased premises within 120 days after Tenant notifies Landlord of the casualty, Landlord will restore the leased premises to substantially the same condition as before the casualty. If Landlord fails to substantially restore within the time required, Tenant may terminate this lease.

(TAR-2101) 5-26-08 Initialed for Identification by Tenant: RW, and Landlord: RPA	Page 11 of 14

Commercial Lease concerning:	12053 Southwest Freeway, Houston

C.

If the leased premises are more than 50% unusable and Landlord can substantially restore the leased premises within 120 days after Tenant notifies Landlord of the casualty, Landlord may: (1) terminate this lease; or (2) restore the leased premises to substantially the same condition as before the casualty. If Landlord chooses to restore and does not substantially restore the leased premises within the time required, Tenant may terminate this lease.

D.

If Landlord notifies Tenant that Landlord cannot substantially restore the leased premises within 120 days after Tenant notifies Landlord of the casualty loss, Landlord may: (1) choose not to restore and terminate this lease; or (2) choose to restore, notify Tenant of the estimated time to restore, and give Tenant the option to terminate this lease by notifying Landlord within 10 days.

E.

If this lease does not terminate because of a casualty loss, rent will be reduced from the date Tenant notifies Landlord of the casualty loss to the date the leased premises are substantially restored by an amount proportionate to the extent the leased premises are unusable.

29.

CONDEMNATION: If after a condemnation or purchase in lieu of condemnation the leased premises are totally unusable for the purposes stated in this lease, this lease will terminate. If after a condemnation or purchase in lieu of condemnation the leased premises or Property are partially unusable for the purposes of this lease, this lease will continue and rent will be reduced in an amount proportionate to the extent the leased premises are unusable. Any condemnation award or proceeds in lieu of condemnation are the property of Landlord and Tenant has no claim to such proceeds or award. Tenant may seek compensation from the condemning authority for its moving expenses and damages to Tenant’s personal property.

30.

ATTORNEY’S FEES: Any person who is a prevailing party in any legal proceeding brought under or related to the transaction described in this lease is entitled to recover prejudgment interest, reasonable attorney’s fees, and all other costs of litigation from the nonprevailing party.

31.	REPRESENTATIONS:

A.

Tenant’s statements in this lease and any application for rental are material representations relied upon by Landlord. Each party signing this lease represents that he or she is of legal age to enter into a binding contract and is authorized to sign the lease. If Tenant makes any misrepresentation in this lease or in any application for rental, Tenant is in default.

B.

Landlord is not aware of any material defect on the Property that would affect the health and safety of an ordinary person or any environmental hazard on or affecting the Property that would affect the health or safety of an ordinary person, except

C.

Each party and each signatory to this lease represents that: (1) it is not a person named as a Specially Designated National and Blocked Person as defined in Presidential Executive Order 13224; (2) it is not acting, directly or indirectly, for or on behalf of a Specially Designated and Blocked Person; and (3) is not arranging or facilitating this lease or any transaction related to this lease for a Specially Designated and Blocked Person. Any party or any signatory to this lease who is a Specially Designated and Blocked person will indemnify and hold harmless any other person who relies on this representation and who suffers any claim, damage, loss, liability or expense as a result of this representation.

(TAR-2101) 5-26-08 Initialed for Identification by Tenant: RW, and Landlord: RPA	Page 12 of 14

Commercial Lease concerning:	12053 Southwest Freeway, Houston

32.	BROKERS:

A.	The brokers to this lease are:

		Commercial Fine Properties	0582829
Cooperating Broker	License No.	Principal Broker	License No.

11689 Westheimer, Suite C Houston, Texas 77077
Address		Address

		(713) 981-3900	(281) 598-3951
Phone	Fax	Phone	Fax

Bob@CFP-Texas.com
E-mail		E-mail

Cooperating Broker represents Tenant.		Principal Broker (Check only one box)
☒ represents Landlord only.
☐ represents Tenant only.
☐ is an intermediary between Landlord and Tenant.

B.	Fees:

☒ (1)	Principal Broker’s fee will be paid according to: (Check only one box).

☐ (a)	a separate written commission agreement between Principal Broker and:

☐  Landlord            ☐  Tenant.

☒ (b)	the attached Addendum for Broker’s Fee.

☐ (2)	Cooperating Broker’s fee will be paid according to: (Check only one box).

☐ (a)	a separate written commission agreement between Cooperating Broker and:

☐  Principal Broker            ☐  Landlord            ☐  Tenant.

☐ (b)	the attached Addendum for Broker’s Fee.

33.

ADDENDA: Incorporated into this lease are the addenda, exhibits and other information marked in the Addenda and Exhibit section of the Table of Contents. If Landlord’s Rules and Regulations are made part of this lease, Tenant agrees to comply with the Rules and Regulations as Landlord may, at its discretion, amend from time to time.

34.	NOTICES: All notices under this lease must be in writing and are effective when hand-delivered, sent by mail, or sent by facsimile transmission to:

Tenant at the leased premises,
and a copy to:	Rick Williams
	Address:	12053 Southwest Freeway, Houston, Texas 77477

Phone:	(713) 545-1906	Fax:

☐ Tenant also consents to receive notices by e-mail at:

Landlord at:	Robert P. Archer
	Address:	11614 Southwest Freeway Houston, Texas 77031

Phone:	(281) 495-5448	Fax:

and a copy to:
Address:

Phone:	Fax:

☐ Landlord also consents to receive notices by e-mail at:

(TAR-2101) 5-26-08 Initialed for Identification by Tenant: RW, and Landlord: RPA	Page 13 of 14

Commercial Lease concerning:	12053 Southwest Freeway, Houston

35.	SPECIAL PROVISIONS:

Tenant agrees to return property at expiration of lease in same condition as when lease commenced, i.e., if 90% of the outside lights are in working condition, then 90% must work at expiration of lease.

Tenant will receive 60 days free rent (September and October of 2009). Tenant is responsible for all other costs associated with this lease during the 60 days of free rent including but not limited to property taxes, insurance and utilities.

Mechanical lifts in the shop are included in this lease.

Tenant will assume remaining electricity contract from landlord.

Tenant agrees that Landlord’s computer unit may be housed at leased premises for up to 90 days after lease commencement.

If tenant, for any reason, ever ceases to do business then landlord reserves the right to open a used automobile operation in order to comply with the City of Stafford restrictions on the property.

36.	AGREEMENT OF PARTIES:

A.	Entire Agreement: This lease contains the entire agreement between Landlord and Tenant and may not be changed except by written agreement.

B.	Binding Effect: This lease is binding upon and inures to the benefit of the parties and their respective heirs, executors, administrators, successors, and permitted assigns.

C.

Joint and Several: All Tenants are jointly and severally liable for all provisions of this lease. Any act or notice to, or refund to, or signature of, any one or more of the Tenants regarding any term of this lease, its renewal, or its termination is binding on all Tenants.

D.	Controlling Law: The laws of the State of Texas govern the interpretation, performance, and enforcement of this lease.

E.

Severable Clauses: If any clause in this lease is found invalid or unenforceable by a court of law, the remainder of this lease will not be affected and all other provisions of this lease will remain valid and enforceable.

F.

Waiver: Landlord’s delay, waiver, or non-enforcement of acceleration, contractual or statutory lien, rental due date, or any other right will not be deemed a waiver of any other or subsequent breach by Tenant or any other term in this lease.

G.	Quiet Enjoyment: Provided that Tenant is not in default of this lease, Landlord covenants that Tenant will enjoy possession and use of the leased premises free from material interference.

H.

Force Majeure: If Landlord’s performance of a term in this lease is delayed by strike, lock-out, shortage of material, governmental restriction, riot, flood, or any cause outside Landlord’s control, the time for Landlord’s performance will be abated until after the delay.

I.	Time: Time is of the essence. The parties require strict compliance with the times for performance.

(TAR-2101) 5-26-08 Initialed for Identification by Tenant: RW, and Landlord: RPA	Page 14 of 14

Commercial Lease concerning:	12053 Southwest Freeway, Houston

Brokers are not qualified to render legal advice, property inspections, surveys, engineering studies, environmental assessments, tax advice, or compliance inspections. The parties should seek experts to render such services. READ THIS LEASE CAREFULLY. If you do not understand the effect of this Lease, consult your attorney BEFORE signing.

Texas Direct Auto
Tenant

By:	/s/ Rick Williams	08/10/2009

Date

Printed Name:	Texas Direct Auto, Rick Williams

Title:	President

/s/ Rick Williams

Tenant
By

Robert P. Archer, ETAL
Landlord

By:	08/10/2009

Date

Printed Name:	Robert P. Archer, ETAL

Title:

/s/ Robert P. Archer

Landlord

(TAR-2101) 5-26-08 Initialed for Identification by Tenant: RW, and Landlord: RPA	Page 15 of 14

AMENDMENT TO LEASE AGREEMENT

Amendment to that certain lease agreement of even date herein by and between Left Gate Property Holdings Inc., dba Texas Direct Auto and Robert P. Archer et al. For the purposes and considerations expressed in the lease agreement to which this amendment is a part, the parties agreed to amend and modify the lease pursuant to the specific agreements hereinafter set forth.

1.    The term of this lease shall be for sixty (60) months beginning September 12, 2009 and ending September 11, 2014. Tenant shall have two options to renew the lease for two additional sixty (60) month periods. To renew said lease tenant shall notify the landlord, in writing, within sixty (60) days prior to the end of the primary term, being the initial five year term of the lease, that it chooses to exercise this option. The second option to renew shall be at an increased Rental Rate of $85,000 dollars per month.

2.    Section 9(A) of the lease shall be amended to read as follows: “Tenant and subtenants may use the Leased Premises for the following purpose and no other; automotive related businesses, auto sales, auto repair, auto body shop, and other related automotive businesses.”

3.    Section 10, subsection 7 of the lease will be amended to read as follows: This lease is conditioned upon all governmental entities approving Tenant operating a used car on the Leased Premises. In the event that it is deemed illegal by any governmental entity to operate a used car business on the Leased Premises. In the event that it is deemed illegal by any governmental entity to operate a used car business or alternatively, should it be found or alleged that operating a used car business is against any zoning laws or ordinances, then this lease shall be terminated for all purposes and all sums of money not earned as rentals shall be returned to Tenant, including the full security deposit, subject to the condition of the property as provided in the lease.

4.    Section 11(A) shall be amended to read as follows: Tenant may utilize and post signs on or above the Leased Premises which are currently in existence by substituting Tenant’s name of that of the prior tenant and/or owner. Other than the foregoing signs, which are now in existence, Tenant may not post signs about the leased premises or property without Landlord’s written consent, such consent not to be unreasonably withheld. Landlord may remove any unauthorized sign, and Tenant will promptly reimburse Landlord for its cost to remove any unauthorized sign by the compliance with the foregoing.

5.    Section 13 shall be amended to read as follows: Tenant has inspected the Leased Premises and accepts it in its present (as is) condition, unless expressly noted otherwise in the lease. Landlord has made no express or implied warranty as to the condition as prescribed use of the property, save as made in the property condition addendum.

6.    Section 28 of the lease shall be deleted in its entirety unless the following language substituted Casualty loss. Tenant must notify Landlord immediately of any casualty loss occurring in or about the Leased Premises. Landlord and Tenant will attempt to agree on whether or not the property is usable for its intended purpose. If an agreement cannot be made on the usability then the parties shall each appoint an arbitrator who shall agree on a third arbitrator. The three arbitrators shall form a committee, and the decision of the committee of arbitrators by majority

(TAR-2109) 5-26-08 Initialed for Identification by Tenant: RW, and Landlord: RPA, TA, JA, PA	Page 1 of 5

Addendum for Broker’s Fee concerning:	12053 Southwest Freeway, Houston

shall be binding on the parties as to the usability of the Leased Premises. In the further event that the loss cannot be repaired within ninety (90) days of the casualty loss, and the improvements are unusable or untenable for the purposes of the tenant’s business, then Tenant may at Tenant’s option terminate the lease. In the event that the improvements can be substantially restored within ninety (90) days of the casualty loss then the rent will not be abated after that period of time, and Landlord agrees to substantially restore the premises within said time required. In the event that it will take a greater amount of time than ninety (90) days to restore the premises then Tenant may terminate the lease and all of its further liability under the lease will likewise be terminated. In the event that the lease does not terminate because of casualty loss and the leased premises are usable, rent will be reduced from the date of the casualty loss to the date that the Leased Premises are substantially restored by an amount proportional to the extent that the Leased Premises are damaged. Landlord shall be obligated to utilize the full extent of its insurance to restore the premises.

7.    Section 35 entitled “Special Provisions” shall be amended by the addition of the following: Tenant will assume the remaining electricity contract from Landlord and Landlord represents that said contract is not in default as of the date of lease commencement.

8.    Right of First Refusal: Tenant shall have the exclusive right to purchase as outlined and described in a Right of First Refusal. A separate agreement evidencing the Right of First Refusal will be attached hereto as Exhibit “A”. Exhibit “A” shall be filed of record with a legal description of the property. The Right of First Refusal shall run with the Title to the property until expiration of the lease.

9.    Prior to the lease commencement date, Tenant shall be entitled at Tenant’s expense to conduct at its option a phase one or a phase two environmental assessment on the property. In the event that the environmental assessment shows the property to be the subject of a hazardous condition or material, then Tenant shall be entitled to terminate this lease agreement, at its option. For purposes of this portion of the lease, a hazardous substance or material shall be defined as a presence of the following materials on the property, radon gas, asbestos, whether friable or nonfriable, urea, formaldehyde insulation, underground storage tanks or leakage of same, benzene, lead-based paint, landfills, the location of a creosol or other corrosive materials plant on the property previous at any time, activity relating to oil or gas and the production of minerals, and other hazardous materials that could be the subject of an action of a governmental entity. Landlord shall within 48 hours of execution hereof provide to Tenant a full set of plans and site plans for the Leased Premises for use in conducting the above studies. The plans will be returned upon completion.

10.    During the term of this lease and the Right of First Refusal, Landlord agrees that Landlord shall not encumber the property for more than the $12,000,000. Encumbering the property for a greater sum than the $12,000,000 shall be deemed to be a breach of the lease by Landlord. Tenant and Tenant’s option will be entitled at that time to abate the rent at its option and pay said 3100 Edlow Suite 335 Houston, TX 77027 or at such other address as either may specify to the other in writing.

(c)    Fee Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas.

Initialed for Identification by Tenant: RW, and Landlord: RPA, TA, JA, PA	Page 2 of 114

Addendum for Broker’s Fee concerning:	12053 Southwest Freeway, Houston

(d)    Successors and Assigns. This Agreement shall apply to, inure to the benefit of and be binding upon and enforceable against the parties hereto and their respective heirs, successors, and or assigns, to the extent as if specified at length throughout this Agreement.

(e)    Time. Time is of the essence of this Agreement.

(f)    Headings. The headings inserted at the beginning of each paragraph and/or subparagraph are for convenience of reference only and shall not limit or otherwise affect or be used in the construction of any terms or provisions hereof.

(g)    Cost of this Agreement. Any cost and/or fees incurred by the Purchaser or Seller in executing this Agreement shall be borne by the respective party incurring such cost and/or fee.

(h)    Entire Agreement. This Agreement contains all of the terms, promises, covenants, conditions and representations made or entered into by or between Seller and Purchaser and supersedes all prior discussions and agreements whether written or oral between Seller and Purchaser with respect to the Option and all other matters contained hereto and constitutes the sole and entire agreement between Seller and Purchaser with respect thereto. This Agreement may not be modified or amended unless such amendment is set forth in writing and executed by both Seller and Purchaser with the formalities hereof.

(i)    This agreement or a memorandum regarding same may be filed in the Deed Records of Fort Bend County, Texas as a memorial thereof.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed under proper authority:

PURCHASER:

Left Gate Property Holdings, Inc.

By:	/s/ Rick Williams

Name:	Rick Williams

Title:	President

SELLER:

/s/ Robert Archer	/s/ Jeff Archer
Robert Archer	Jeff Archer

/s/ Todd Archer	/s/ Paul Archer
Todd Archer	Paul Archer

Initialed for Identification by Tenant: RW, and Landlord: RPA, TA, JA, PA	Page 3 of 114

Addendum for Broker’s Fee concerning:	12053 Southwest Freeway, Houston

STATE OF TEXAS

COUNTY OF FORT BEND

This instrument was acknowledged before me this 1 day of August, 2009 by             Rick Williams             in their capacity as     President     of Left Gate Properties Inc., who was identified to be the person whose name is subscribed hereinabove.

Notary Public	/s/ Kimberly M. Garcia

STATE OF TEXAS

COUNTY OF FORT BEND

This instrument was acknowledged before me, this 17 day of August, 2009 by Robert Archer, who was identified to be the person whose name is subscribed hereinabove.

Notary Public	/s/ Doris H. Weekly

STATE OF TEXAS

COUNTY OF FORT BEND

This instrument was acknowledged before me, this 17 day of August, 2009 by Todd Archer, who was identified to be the person whose name is subscribed hereinabove.

Notary Public	/s/ Doris H. Weekly

STATE OF TEXAS

COUNTY OF FORT BEND

This instrument was acknowledged before me, this 17 day of August, 2009 by Jeff Archer, who was identified to be the person whose name is subscribed hereinabove.

Notary Public	/s/ Doris H. Weekly

STATE OF TEXAS

COUNTY OF FORT BEND

Initialed for Identification by Tenant: RW, and Landlord: RPA, TA, JA, PA	Page 4 of 114

Addendum for Broker’s Fee concerning:	12053 Southwest Freeway, Houston

This instrument was acknowledged before me, this 17 day of August, 2009 by Paul Archer, who was identified to be the person whose name is subscribed hereinabove.

Notary Public	/s/ Doris H. Weekly

Initialed for Identification by Tenant: RW, and Landlord: RPA, TA, JA, PA	Page 5 of 114

EXHIBIT A

1.    Description of Land Easements, Rights-of-Ways, Licenses

From First American Title Insurance Company, G.F. No. 00R02042 SJ6, Commitment No. 2-03/08/2000 dated January 31, 2000 and more commonly known as 18.383 acres of land in Houston, Texas, County of Harris at 10400 Southwest Freeway (U.S. Highway 59).

Being Reserves “A”, “C, and D” of a tract of land out of AutoNation USA South, a subdivision and development according to the plat thereof recorded under Slide No. 1542/A of the Plat Records of Fort Bend County, Texas. SAVE AND EXCEPT to that certain 50 feet right-of-way to Tx. D.O.T. along the northwesterly line of Reserve A as reflected by the said plat and as conveyed in instrument filed for record on February 7, 1997, under Fort Bend County Clerk’s File No. 9707075.

TRACT 1

A METES and BOUNDS description of a certain 17.5889 acre tract of land situated in the James Alston Survey, Abstract No. 101, Fort Bend County, Texas; being a portion of the Restrictive Reserve “A”, and all of Restrictive Reserve “D” as recorded in Slide 1542/A of the Fort Bend County Public Records; said 17.5869 acres being more particularly described as follows with all bearings being based on a call of North 41 degrees 28 minutes 59 seconds East, along the southeast line of U.S. Highway 59 as referenced in a called 37.3851 acre tract by Special Warranty Deed recorded under Clerk’s File No. 9616974 of the Fort Bend County Official Public Records of Real Property.

BEGINNING at a 3⁄4 inch iron rod (with cap stamped “Cotton Surveying”) set at the most southerly corner of a called 1.0535 acre tract of land conveyed to the State of Texas by Deed recorded under Clerk’s File No. 9707075, the most easterly corner of a called 0.5843 acre tract conveyed to State of Texas recorded in Clerk’s File No. 9673456 both of the Fort Bend County Official Public Records of Real Property, said iron rod being in the northeast line of Unrestricted Reserve “A” recorded in Slide No. 1187/B of the Fort Bend County Plat Records, from which a 3⁄4 inch iron rod beam North 78 degrees 24 minutes 18 seconds East, 0.75 feet;

THENCE, North 41 degrees 28 minutes 59 seconds East 843.11 feet along the southeast line of said U.S. Highway 59, to a 3⁄4 inch iron rod (with cap stamped “Cotton Surveying”) set in the south line of Nation Drive (60 foot right-of-way) as shown on said Slide No. 1542/A;

THENCE, along the south line of said Nelson Drive the following seven (7) bearings and distances:

1.    South 48 degrees 32 minutes 10 seconds East, 193.80 feet to a 3⁄4 inch iron rod found (bent) at a point of curvature beginning a curve to the left;

2.    Along the arc of said curve to the left having a radius of 330.00 feet, a central angle of 03 degrees 52 minutes 02 seconds, an arc length of 22.27 feet and a long chord bearing South 50 degrees 27 minutes 49 seconds East, 22.27 feet to a 3⁄4 inch iron road (with cap stamped “Cotton Surveying”) set at a point of tangency;

Addendum for Broker’s Fee concerning:	12053 Southwest Freeway, Houston

3.    South 52 degrees 24 minutes 11 seconds East, 100.00 feet to a 3⁄4 inch iron rod (with cap stamped “Cotton Surveying”) set at a point of curvature beginning a curve to the right;

4.    Along the arc of said curve to the right having a radius of 1100.00 feet, a central angle of 23 degrees 48 minutes 33 seconds, an arc length of 457.10 feet and a long chord bearing South 40 degrees 20 minutes 54 seconds East, 453.82 feet to a 3⁄4 inch iron road (with cap stamped “Cotton Surveying”) as a point of tangency;

5.    South 28 degrees 35 minutes 39 seconds East, 100.00 feet to a 3⁄4 inch iron rod (with cap stamped “Cotton Surveying”) set at a point of curvature beginning a curve to the left;

6.    In a southeasterly direction, along the arc of said curve to the left, at an arc length of 398.09 feet passing 3⁄4 inch iron road (with cap stamped “Cotton Surveying”) set at the most easterly corner of said “Restricted Reserve “A”, being the most northerly corner of said Restricted Reserve “D”, in and along the arc of said curve having a radius of 600.00 feet, a central angle of 62 degrees 35 minutes 35 seconds, an arc length of 655.47 feet and a long chord bearing South 59 degrees 53 minutes 27 seconds East 623.36 feet to a 3⁄4 inch iron rod (with cap stamped “Cotton Surveying”) set at a point of tangency;

7.    North 88 degrees 48 minutes 46 seconds East, 132.03 feet to a 3⁄4 inch iron rod (with cap stamped “Cotton Surveying”);

THENCE, South 01 degrees 11 minutes 14 seconds East 4.99 feet to a 3⁄4 inch iron rod (with cap stamped “Cotton Surveying”) set;

THENCE, South 88 degrees 48 minutes 46 seconds West, along the northerly line of a called 6.290 acre tract as recorded in Clerk’s File No. 9520064 of the Fort Bend County Official Public Records of Real Property, same being a called 6.2903 acres of Reserve “A3” recorded in Replat of Reserve “A” Parc Plaza Business Park recorded in Slide No. 687/B of the Fort Bend County Plat Records are 408.74 feet passing a 3⁄4 inch iron rod (with cap stamped “Cotton Surveying”) set at the most westerly corner of said Restricted Reserve “D” and the most southeasterly corner of said Restricted Reserve “A”, at 550.41 feet passing the northwest corner of said 6.290 acres and the most northeasterly corner of a called 10.0853 acre tract recorded in Clerk’s File No. 9513449 of the Fort Bend County Official Public Records of Real Property, same being the most northeasterly corner of Restricted Reserve “A” of Southport Business Park Section Two as recorded in Volume 27, Page 20 of the Fort Bend County Plat Records, at 919.70 feet passing a 5/8 inch iron rod found, being the northwesterly corner of said 10.0853 acres and the northwest corner of a called 5.97 acre tract as recorded in Clerk’s File No. 9877908 of the Fort Bend County Official Public Records of Real Property, same being the northwesterly corner of Unrestricted Reserve “B” as recorded on Slide No. 1314/A of the Fort Bend County Plat Records, at 1313.31 feet passing the northwesterly corner of said 5.97 acres and the northeasterly corner of a called 18.0218 core tract as recorded in Clerk’s File No. 9339353 of the Fort Bend County Official Public Records of Real Property, same being the northeasterly corner of Unrestricted Reserve “A” as described in Partial Replat Stafford Walmart recorded in Slide No. 1254/B of the Fort Bend County Plat Records, in all a total distance of 1419.41 to a 5/8 inch iron rod found;

Addendum for Broker’s Fee concerning:	12053 Southwest Freeway, Houston

THENCE, North 48 degrees 31 minutes 13 seconds West, 527.16 feet along the northeast line of said 18.0218 across to the POINT OF BEGINNING, CONTAINING 17.5869 acres of land in Fort Bend County, Texas.

TRACT II

A METES and BOUNDS description of a certain 0.1332 acre tract of land situated in the James Alston Survey, Abstract No. 101, Fort Bend County, Texas; being a portion of Restricted Reserve “C” as recorded in Slide 1542/A of the Fort Bend County Pub. Records; said 0.1332 acres being more particularly described as follows with all bearings being based on a call of North 41 degrees 28 minutes 59 seconds East, along the southwest line of U.S. Highway 59 as referenced in a called 37.3851 acre tract by Special Warranty Deed recorded under Clerk’s File No. 9616974 of the Fort Bend County Official Public Records of Real Property;

BEGINNING at a 5/8 inch iron rod found at the most easterly corner of a called 1.0585 acre tract of land conveyed to the State of Texas by Deed recorded under Clerk’s File No. 9707075, being the most southerly corner of a called 0.4921 acres recorded by Clerk’s File No. 9709583 of the Fort Bend County Official Public Records of Real Property, being in the common line of said Restricted Reserve “C” and Brighton Lane Shopping Center as recorded in Slide No. 661/A of the Fort Bend County Plot Records and same being a called 5.2812 acres conveyed to Cycle Shack West, Inc. by Special Warranty Deed with Vendor’s Lien recorded in said Clerk’s File No. 9709583 of the Fort Bend County Official Public Records of Real Property;

THENCE, South 48 degrees 32 minutes 10 seconds East 527.89 feet along said common end to a 5/8 inch iron rod found in the south corner of said 5.2812 acres;

THENCE, South 41 degrees 27 minutes 50 seconds West 13.23 feet to a 3⁄4 inch iron rod (with cap stamped “Cotton Surveying”) set at a point of non-tangency in the north line of Nation Drive (60 foot right-of-way) as recorded in said Slide 1542/A.

THENCE, along the north line of said Nation Drive the following four (4) bearings and distance:

1.    In a northwesterly direction along the arc of a curve to the left having a length of 1160.00 feet, a control angle of 10 degrees 41 minutes 40 seconds, an arc length of 216.52 feet and a long chord bearing North 47 degrees 03 minutes 21 seconds West 216.20 feet to a 3⁄4 inch iron rod (with cap stamped “Cotton Surveying”) set at a point of tangency;

2.    North 52 degrees 24 minutes 11 seconds West, 100.00 feet to a 3⁄4 inch iron rod (with cap stamped “Cotton Surveying”) set at a point of curvature beginning a curve to the right;

3.    Along the arc of said curve to the right having a radius of 270.00 feet, a central angle of 03 degrees 52 minutes 02 seconds, an arc length of 18.22 feet and a long chord bearing North 50 degrees 28 minutes 11 seconds West; 18.22 feet to a 3⁄4 inch iron rod found (bent) at a point of tangency;

Addendum for Broker’s Fee concerning:	12053 Southwest Freeway, Houston

4.    North 48 degrees 32 minutes 10 seconds West, 193.78 feet to a 3⁄4 inch iron rod (with cap stamped “Cotton Surveying”) set at a point in the southeasterly line of said 1.0535 acres;

THENCE, North 41 degrees 28 minutes 59 seconds East, 15.00 feet along said southeast line of said 1.0535 acres to the POINT OF BEGINNING, CONTAINING 0.1332 acres of land in Fort Bend County, Texas.

Permitted Encumbrances

2.

As identified in Item 1, Item 2 (limited to “shortages in area”), Item 5 (deleting however “subsequent taxes and assessments by any taxing authority for prior years due to change in land usage or ownership” and adding “Company insures that standby fees taxes and assessments by any taxing authority for the year 2000 are not yet due and payable”), Item 8, and Items 9a through 9j and 9l on Schedule B of the Title Commitment No. 2-03/08/2000 from First American Title Insurance Company dated January 31, 2000.

STATE OF TEXAS

COUNTY OF FORT BEND

RIGHT OF FIRST REFUSAL AGREEMENT FOR PURCHASE OF REAL PROPERTY

NOTICE OF CONFIDENTIALITY RIGHTS: IF YOU ARE A NATURAL PERSON, YOU MAY REMOVE OR STRIKE ANY OF THE FOLLOWING INFORMATION FORM THIS INSTRUMENT BEFORE IT IS FILED FOR RECORD IN THE PUBLIC RECORDS: YOUR SOCIAL SECURITY NUMBER OR YOUR DRIVER’S LICENSE NUMBER.

THIS RIGHT OF FIRST REFUSAL AGREEMENT (“Agreement”) made and entered into this      day of August, 2009, by and between Robert Archer, Todd Archer, Jeff Archer, and Paul Archer, whose principal address is 11614 Southwest Fwy Hou TX 77031    , hereinafter referred to as “Seller” (whether one or more) and Left Gate Property Holdings. Inc., whose principal address is                                         , hereinafter referred to as “purchaser”;

W I T N E S S E T H:

WHEREAS, Seller is the fee simple owner of certain real property being, lying and situated in the County of Harris, State of Texas, such real property (“‘Property”) and such property being more particularly described as follows; see attached Exhibit “A.”

Whereas purchaser has leased the property for a term of years from seller and as a part of the lease payments, said payments a separate consideration for this Right, the receipt sufficiently of which is acknowledged by Seller, Seller grants to Purchaser an exclusive Right for First Refusal to purchase the above described property on the following terms.

1.    DEFINITIONS. For the purposes of this Agreement, the following terms shall have the following meanings:

(a)    “Execution Date” shall mean the day upon which the last party to this Agreement shall duly execute this Agreement;

(b)     “Right of First Refusal” shall mean that period of time commencing on the Execution Date and continuing for the entire term of the lease agreement (August 31, 2019).

(c)    “Exercise Date” shall mean that date, within the Term, upon which the Purchaser’s shall send its written notice to Seller exercising its Right to Purchase, during which the Right may be exercised;

(d)    “Bona Fide Offer” shall mean that genuine offer to purchase the property from any third party which is evidenced by a written contract for the purchase of the property described on the attached Exhibit “A” or any part thereof, executed by all parties and accompanied by consideration.

Initialed for Identification by Tenant: RW, and Landlord: RPA, TA, JA, PA	Page 1 of 6

Addendum for Broker’s Fee concerning:	12053 Southwest Freeway, Houston

(e)    “Closing Date” shall mean the last day of the closing term or such other date during the closing terms selected by Purchaser.

2.    GRANT OF RIGHT OF FIRST REFUSAL. For and in consideration of the Seller as set forth herein leasing of the premise or purchaser, Seller does hereby grant to Purchaser the exclusive Right of First Refusal to purchase the Property upon the terms and conditions as set forth herein. This Right shall be binding on seller during the term hereof and shall inure exclusively to the benefit of purchaser to all assigns. This Right of First Refusal shall be deemed to be a covenant running with the Title to the property.

3.    EXERCISE OF RIGHT. Purchaser may exercise its exclusive right to purchase the Property pursuant to the Agreement at any time during the Term, by giving written notice thereof to Seller conditioned on receipt of a Bona Fide offer. Upon receipt of a Bona Fide Offer as hereinabove defined Seller shall forward by certified mail said offer to the address given in the lease for notices. Upon receipt of the copy of the proposed contract, Purchaser shall have a 60 day feasibility period within which time Purchaser shall open title on the property, perform any environmental studies on the property, and perform any other due diligence on the property as contained in the Bona Fide Offer. In said 60 day time period Purchaser shall notify Seller if it wishes to purchase the property described herein on the same terms and conditions as contained in the Bona Fide Offer. The Bona Fide Offer shall as a part of the it’s terms include a reference to this Right of First Refusal and shall subject and condition the closing of the Bona Fide Offer on performance of this contract. In the event that Purchaser does not notify Seller of its intent to exercise its Right of First Refusal within 60 days of receipt of certified mail of the Bona Fide Offer then Seller’s Right of First Refusal shall terminate. In the event that Purchaser notifies Seller that Purchaser wishes to exercise its Right of First Refusal, then Purchaser shall execute a contract identical in form to the Bona Fide Offer giving Purchaser the additional time as contained in the Bona Fide Offer to close the sale. By way of definition, the parties agree that Purchaser can execute a contract in identical form of the Bona Fide Offer and from the date of tender of the contract with consideration will have the same time and enjoy the same rights and privileges as the Offeror of the Bona Fide Offer from the date of notice of acceptance of the Bona Fide Offer.

(a)    Purchase Price. The purchase price for the Property shall be the purchase price as described in the Bona Fide offer.

(b)    Closing Date. The closing date shall be that date as provided for in the Bona Fide Offer with the beginning contract date being the date that Purchaser notifies Seller of it’s election to purchase under this Right of First Refusal.

(c)    Closing Costs. Owner shall pay all costs of transferring the property and guaranteeing title to the property to Purchaser, including but not limited to costs of an updated survey, costs of title policy, and other normal closing costs associated with transferring title and as listed on the standard Texas Association of Realtors Commercial Sales form save and except Purchaser shall be responsible for all Ad Valorem taxes. Purchaser likewise shall pay all closing costs related to the financing of the property and in obtaining approval of financing of the property as listed on the standard Texas Association of Realtors Commercial Property Purchase Form.

Initialed for Identification by Tenant: RW, and Landlord: RPA, TA, JA, PA	Page 2 of 114

Addendum for Broker’s Fee concerning:	12053 Southwest Freeway, Houston

(d)    Default by Purchaser; Remedies of Seller. In the event Purchaser, after exercise of the Right, fails to proceed with the closing of the purchase of the Property pursuant to the terms and provisions as contained herein and/or under the Contract, Seller shall terminate the Right and shall have no further recourse against Purchaser. Default by purchase shall not terminate or effect either party’s rights under the lease agreement;

(e)    Default by Seller; Remedies of Purchaser. In the event Seller fails to close the sale of the Property pursuant to the terms and provisions of this Agreement and/or under the Contract, Purchaser shall be entitled to either sue for specific performance of the real estate purchase and sale contract or terminate such Contract and sue for money damages.

4.    MISCELLANEOUS.

(a)    Execution by Both Parties. This Agreement shall not become effective and binding until fully executed by both Purchaser and Seller.

(b)    Notice. All notices, demands and/or consents provided for in this Agreement shall be in writing and shall be delivered to the parties hereto by hand or by United States Mail with postage pre-paid. All such notices and communications shall be addressed to the Seller at 11614 Southwest Fwy, Hou TX 77031 and to Purchaser at 12053 Southwest Freeway Stafford, TX with a copy to 3100 Edloe Suite, 335 Houston, TX 77027 or at such other address as either may specify to the other in writing.

(c)    Fee Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas.

(d)    Successors and Assigns. This Agreement shall apply to inure to the benefit of and be binding upon and enforceable against the parties hereto and their respective heirs, successors, and or assigns, to the extent as if specified at length throughout this Agreement.

(e)    Time. Time is of the essence of This Agreement.

(f)    Headings. The headings inserted at the beginning of each paragraph and/or subparagraph are for convenience of reference only and shall not limit or otherwise affect or be used in the construction of any terms or provisions hereof.

(g)    Cost of this Agreement. Any cost and/or fees incurred by the Purchaser or Seller in executing this Agreement shall be done by the respective party incurring such cost and/or fee.

(h)    Entire Agreement. This Agreement contains all of the terms, promises, covenants, conditions and representations made or entered into by or between Seller and Purchaser and supersedes all prior discussions and agreements whether written or oral between Seller and Purchaser with respect to the Option and all other matters contained herein and constitutes the sole and entire agreement between Seller and Purchaser with respect thereto. This Agreement may not be modified or amended unless such amendment is set forth in writing and executed by both Seller and Purchaser with the formalities hereof.

Initialed for Identification by Tenant: RW, and Landlord: RPA, TA, JA, PA	Page 3 of 114

Addendum for Broker’s Fee concerning:	12053 Southwest Freeway, Houston

(i)    This agreement or a memorandum regarding same may be filed in the Deed Records of Fort Bend County, Texas as a memorial thereof.

Initialed for Identification by Tenant: RW, and Landlord: RPA, TA, JA, PA	Page 4 of 114

Addendum for Broker’s Fee concerning:	12053 Southwest Freeway, Houston

IN WITNESS WHEREOF, the parties here to have caused this Agreement to be executed under proper authority.

PURCHASER:

Left Gate Property Holdings, Inc.

By:	/s/ Rick Williams

Name:	Rick Williams

Title:	President

SELLER:

/s/ Robert Archer	/s/ Jeff Archer
Robert Archer	Jeff Archer

/s/ Todd Archer	/s/ Paul Archer
Todd Archer	Paul Archer

Initialed for Identification by Tenant: RW, and Landlord: RPA, TA, JA, PA	Page 5 of 114

Addendum for Broker’s Fee concerning:	12053 Southwest Freeway, Houston

Notary Public	/s/ Doris H. Weekly

STATE OF TEXAS

COUNTY OF FORT BEND

This instrument was acknowledged before me, this 17 day of August, 2009, by Jeff Archer, who was identified to be the person whose name is subscribed hereinabove.

Notary Public	/s/ Doris H. Weekly

STATE OF TEXAS

COUNTY OF FORT BEND

This instrument was acknowledged before me, this 17 day of August, 2009, by Paul Archer, who was identified to be the person whose name is subscribed hereinabove.

/s/ Doris H. Weekly

Notary Public

Initialed for Identification by Tenant: RW, and Landlord: RPA, TA, JA, PA	Page 6 of 114

EXHIBIT A

1.    Description of Land Easements, Rights-of-Ways, Licenses

From First American Title Insurance Company, G.F. No. 00R02042 SJ6, Commitment No. 2-03/08/2000 dated January 31, 2000 and more commonly known as 18.383 acres of land in Houston, Texas, County of Harris at 10400 Southwest Freeway (U.S. Highway 59).

Being Reserves “A”, “C, and D” of a tract of land out of AutoNation USA South, a subdivision and development according to the plat thereof recorded under Slide No. 1542/A of the Plat Records of Fort Bend County, Texas. SAVE AND EXCEPT to that certain 50 feet right-of-way to Tx. D.O.T. along the northwesterly line of Reserve A as reflected by the said plat and as conveyed in instrument filed for record on February 7, 1997, under Fort Bend County Clerk’s File No. 9707075.

TRACT 1

A METES and BOUNDS description of a certain 17.5889 acre tract of land situated in the James Alston Survey, Abstract No. 101, Fort Bend County, Texas; being a portion of the Restrictive Reserve “A”, and all of Restrictive Reserve “D” as recorded in Slide 1542/A of the Fort Bend County Public Records; said 17.5869 acres being more particularly described as follows with all bearings being based on a call of North 41 degrees 28 minutes 59 seconds East, along the southeast line of U.S. Highway 59 as referenced in a called 37.3851 acre tract by Special Warranty Deed recorded under Clerk’s File No. 9616974 of the Fort Bend County Official Public Records of Real Property.

BEGINNING at a 3⁄4 inch iron rod (with cap stamped “Cotton Surveying”) set at the most southerly corner of a called 1.0535 acre tract of land conveyed to the State of Texas by Deed recorded under Clerk’s File No. 9707075, the most easterly corner of a called 0.5843 acre tract conveyed to State of Texas recorded in Clerk’s File No. 9673456 both of the Fort Bend County Official Public Records of Real Property, said iron rod being in the northeast line of Unrestricted Reserve “A” recorded in Slide No. 1187/B of the Fort Bend County Plat Records, from which a 3⁄4 inch iron rod beam North 78 degrees 24 minutes 18 seconds East, 0.75 feet;

THENCE, North 41 degrees 28 minutes 59 seconds East 843.11 feet along the southeast line of said U.S. Highway 59, to a 3⁄4 inch iron rod (with cap stamped “Cotton Surveying”) set in the south line of Nation Drive (60 foot right-of-way) as shown on said Slide No. 1542/A;

THENCE, along the south line of said Nelson Drive the following seven (7) bearings and distances:

1.    South 48 degrees 32 minutes 10 seconds East, 193.80 feet to a 3⁄4 inch iron rod found (bent) at a point of curvature beginning a curve to the left;

Addendum for Broker’s Fee concerning:	12053 Southwest Freeway, Houston

2.    Along the arc of said curve to the left having a radius of 330.00 feet, a central angle of 03 degrees 52 minutes 02 seconds, an arc length of 22.27 feet and a long chord bearing South 50 degrees 27 minutes 49 seconds East, 22.27 feet to a 3⁄4 inch iron road (with cap stamped “Cotton Surveying”) set at a point of tangency;

3.    South 52 degrees 24 minutes 11 seconds East, 100.00 feet to a 3⁄4 inch iron rod (with cap stamped “Cotton Surveying”) set at a point of curvature beginning a curve to the right;

4.    Along the arc of said curve to the right having a radius of 1100.00 feet, a central angle of 23 degrees 48 minutes 33 seconds, an arc length of 457.10 feet and a long chord bearing South 40 degrees 20 minutes 54 seconds East, 453.82 feet to a 3⁄4 inch iron road (with cap stamped “Cotton Surveying”) as a point of tangency;

5.    South 28 degrees 35 minutes 39 seconds East, 100.00 feet to a 3⁄4 inch iron rod (with cap stamped “Cotton Surveying”) set at a point of curvature beginning a curve to the left;

6.    In a southeasterly direction, along the arc of said curve to the left, at an arc length of 398.09 feet passing 3⁄4 inch iron road (with cap stamped “Cotton Surveying”) set at the most easterly corner of said “Restricted Reserve “A”, being the most northerly corner of said Restricted Reserve “D”, in and along the arc of said curve having a radius of 600.00 feet, a central angle of 62 degrees 35 minutes 35 seconds, an arc length of 655.47 feet and a long chord bearing South 59 degrees 53 minutes 27 seconds East 623.36 feet to a 3⁄4 inch iron rod (with cap stamped “Cotton Surveying”) set at a point of tangency;

7.    North 88 degrees 48 minutes 46 seconds East, 132.03 feet to a 3⁄4 inch iron rod (with cap stamped “Cotton Surveying”);

THENCE, South 01 degrees 11 minutes 14 seconds East 4.99 feet to a 3⁄4 inch iron rod (with cap stamped “Cotton Surveying”) set;

THENCE, South 88 degrees 48 minutes 46 seconds West, along the northerly line of a called 6.290 acre tract as recorded in Clerk’s File No. 9520064 of the Fort Bend County Official Public Records of Real Property, same being a called 6.2903 acres of Reserve “A3” recorded in Replat of Reserve “A” Parc Plaza Business Park recorded in Slide No. 687/B of the Fort Bend County Plat Records are 408.74 feet passing a 3⁄4 inch iron rod (with cap stamped “Cotton Surveying”) set at the most westerly corner of said Restricted Reserve “D” and the most southeasterly corner of said Restricted Reserve “A”, at 550.41 feet passing the northwest corner of said 6.290 acres and the most northeasterly corner of a called 10.0853 acre tract recorded in Clerk’s File No. 9513449 of the Fort Bend County Official Public Records of Real Property, same being the most northeasterly corner of Restricted Reserve “A” of Southport Business Park Section Two as recorded in Volume 27, Page 20 of the Fort Bend County Plat Records, at 919.70 feet passing a 5/8 inch iron rod found, being the northwesterly corner of said 10.0853 acres and the northwest corner of a called 5.97 acre tract as recorded in Clerk’s File No. 9877908 of the Fort Bend County Official Public Records of Real Property, same being the northwesterly corner of Unrestricted Reserve “B” as recorded on Slide No. 1314/A of the Fort Bend County Plat Records, at 1313.31 feet passing the northwesterly corner of said 5.97 acres and the northeasterly corner of a called 18.0218 core tract as recorded in Clerk’s File No. 9339353 of the Fort Bend County

Addendum for Broker’s Fee concerning:	12053 Southwest Freeway, Houston

Official Public Records of Real Property, same being the northeasterly corner of Unrestricted Reserve “A” as described in Partial Replat Stafford Walmart recorded in Slide No. 1254/B of the Fort Bend County Plat Records, in all a total distance of 1419.41 to a 5/8 inch iron rod found;

THENCE, North 48 degrees 31 minutes 13 seconds West, 527.16 feet along the northeast line of said 18.0218 across to the POINT OF BEGINNING, CONTAINING 17.5869 acres of land in Fort Bend County, Texas.

TRACT II

A METES and BOUNDS description of a certain 0.1332 acre tract of land situated in the James Alston Survey, Abstract No. 101, Fort Bend County, Texas; being a portion of Restricted Reserve “C” as recorded in Slide 1542/A of the Fort Bend County Pub. Records; said 0.1332 acres being more particularly described as follows with all bearings being based on a call of North 41 degrees 28 minutes 59 seconds East, along the southwest line of U.S. Highway 59 as referenced in a called 37.3851 acre tract by Special Warranty Deed recorded under Clerk’s File No. 9616974 of the Fort Bend County Official Public Records of Real Property;

BEGINNING at a 5/8 inch iron rod found at the most easterly corner of a called 1.0585 acre tract of land conveyed to the State of Texas by Deed recorded under Clerk’s File No. 9707075, being the most southerly corner of a called 0.4921 acres recorded by Clerk’s File No. 9709583 of the Fort Bend County Official Public Records of Real Property, being in the common line of said Restricted Reserve “C” and Brighton Lane Shopping Center as recorded in Slide No. 661/A of the Fort Bend County Plot Records and same being a called 5.2812 acres conveyed to Cycle Shack West, Inc. by Special Warranty Deed with Vendor’s Lien recorded in said Clerk’s File No. 9709583 of the Fort Bend County Official Public Records of Real Property;

THENCE, South 48 degrees 32 minutes 10 seconds East 527.89 feet along said common end to a 5/8 inch iron rod found in the south corner of said 5.2812 acres;

THENCE, South 41 degrees 27 minutes 50 seconds West 13.23 feet to a 3⁄4 inch iron rod (with cap stamped “Cotton Surveying”) set at a point of non-tangency in the north line of Nation Drive (60 foot right-of-way) as recorded in said Slide 1542/A.

THENCE, along the north line of said Nation Drive the following four (4) bearings and distance:

1.    In a northwesterly direction along the arc of a curve to the left having a length of 1160.00 feet, a control angle of 10 degrees 41 minutes 40 seconds, an arc length of 216.52 feet and a long chord bearing North 47 degrees 03 minutes 21 seconds West 216.20 feet to a 3⁄4 inch iron rod (with cap stamped “Cotton Surveying”) set at a point of tangency;

2.    North 52 degrees 24 minutes 11 seconds West, 100.00 feet to a 3⁄4 inch iron rod (with cap stamped “Cotton Surveying”) set at a point of curvature beginning a curve to the right;

3.    Along the arc of said curve to the right having a radius of 270.00 feet, a central angle of 03 degrees 52 minutes 02 seconds, an arc length of 18.22 feet and a long chord bearing North 50 degrees 28 minutes 11 seconds West; 18.22 feet to a 3⁄4 inch iron rod found (bent) at a point of tangency;

Addendum for Broker’s Fee concerning:	12053 Southwest Freeway, Houston

4.    North 48 degrees 32 minutes 10 seconds West, 193.78 feet to a 3⁄4 inch iron rod (with cap stamped “Cotton Surveying”) set at a point in the southeasterly line of said 1.0535 acres;

THENCE, North 41 degrees 28 minutes 59 seconds East, 15.00 feet along said southeast line of said 1.0535 acres to the POINT OF BEGINNING, CONTAINING 0.1332 acres of land in Fort Bend County, Texas.

Permitted Encumbrances

2.

As identified in Item 1, Item 2 (limited to “shortages in area”), Item 5 (deleting however “subsequent taxes and assessments by any taxing authority for prior years due to change in land usage or ownership” and adding “Company insures that standby fees taxes and assessments by any taxing authority for the year 2000 are not yet due and payable”), Item 8, and Items 9a through 9j and 9l on Schedule B of the Title Commitment No. 2-03/08/2000 from First American Title Insurance Company dated January 31, 2000.

COMMERCIAL LEASE GUARANTY

USE OF THIS FORM BY PERSONS WHO ARE NOT MEMBERS OF THE TEXAS ASSOCIATION OF REALTORS® IS NOT AUTHORIZED.

©Texas Association of REALTORS®, Inc. 2003

GUARANTY TO COMMERCIAL LEASE CONCERNING THE LEASED PREMISES AT 12053 Southwest
Freeway, Houston,	between

Robert P. Archer, ETAL	(Landlord) and

Texas Direct Auto	(Tenant).

A.	In consideration for Landlord leasing the leased premises to Tenant, the undersigned Guarantor (whether one or more) guarantee Tenant’s performance under the above-referenced lease.

B.

If Tenant fails to timely make any payment under the lease, Guarantor will promptly make such payment to Landlord at the place of payment specified in the lease. Guarantor is also responsible for any property damage to the leased premises or Property (as defined in the lease) for which Tenant is responsible under the lease. If Tenant breaches the lease, Guarantor will: (i) cure the breach as may be required of Tenant by the lease; or (ii) compensate Landlord for Landlord’s loss resulting from the breach.

C.

Guarantor guarantees Tenant’s obligations under the lease regardless of any modification, amendment, renewal, extension, or breach of the lease. Guarantor waives any rights to notices of acceptance, modification, amendment, extension, or breach of the lease. All Guarantors are jointly and severally liable for all provisions of this guaranty. Filing for bankruptcy by Tenant will not diminish Guarantor’s obligations under this guaranty.

D.

The laws of the State of Texas govern the interpretation, validity, performance, and enforcement of this guaranty. Any person who is a prevailing party in any legal proceeding brought under or related to this guaranty is entitled to recover attorney’s fees from the nonprevailing party.

E.

Guarantors authorize Landlord to obtain a copy of any consumer or credit report of Guarantors from any consumer reporting agency and to verify relevant information related to Guarantors’ creditworthiness from other persons such as banks, creditors, employers, existing and previous landlords, and other persons.

F.	Special Provisions:

This guaranty shall expire on August 31, 2009 and shall be void for all purposes. This guaranty shall be limited to one year base rent under the lease.

/s/ Rick Williams 08/10/2009 Guarantor’s Signature Date	Guarantor’s Signature Date

Rick Williams Guarantor’s Name Printed	Guarantor’s Name Printed

12053 Southwest Freeway Houston, Texas 77477 Guarantor’s Address	Guarantor’s Address

Addendum for Broker’s Fee concerning:	12053 Southwest Freeway, Houston

(713) 545-1906 Phone SS# or Tax ID#	Phone SS# or Tax ID#

COMMERCIAL LEASE ADDENDUM FOR BROKER’S FEE

USE OF THIS FORM BY PERSONS WHO ARE NOT MEMBERS OF THE TEXAS ASSOCIATION OF REALTORS® IS NOT AUTHORIZED.

©Texas Association of REALTORS®, Inc. 2003

ADDENDUM TO THE COMMERCIAL LEASE BETWEEN THE UNDERSIGNED LANDLORD AND TENANT CONCERNING THE LEASED PREMISES AT 12053 Southwest Freeway, Houston,

A.	Leasing Fees: All leasing fees are earned when the above referenced lease is executed.

	(1)	Robert P. Archer will pay Principal Broker a leasing fee calculated and payable as follows:

	☐	(a)	% of all base rents to be paid for the term of the lease and the same percentage of the expense reimbursements state or estimated in the least, payable as follows: one-half of such amount at the time Landlord and Tenant execute the lease and the remainder on the date the lease commences.

	☒	(b)	3.000 % of all base month rents to be paid for the term of the lease and the same percentage of the expense reimbursements states or estimated in the least, payable as follows: Commission to be paid on a monthly bases to coincide with the lease for the term of the lease with any options .

	☐	(c)	.

	(2)	N/A will pay Cooperating Broker a leasing fee calculated and payable as follows:

	☐	(a)	% of all base rents to be paid for the term of the lease and the same percentage of the expense reimbursements stated or estimated in the lease, payable as follows: one-half of such amount at the time Landlord and Tenant execute the lease and the remainder on the date the lease commences.

	☐	(b)	% of all base monthly rents to be paid for the term of the lease and the same percentage of the expense reimbursements stated or estimated in the lease, payable as follows: .

	☐	(c)	.

B.	Renewal and Expansion Fees: If Landlord and Tenant subsequently extend, renew, or expand the lease, including a new lease for more, less, or different space in the Property or in any other property owned, controlled, or managed by Landlord, the brokers will be paid the fees set forth below. The fees will be earned and payable when the extension, renewal, expansion or new lease is executed or commences, whichever is earlier.

	(1)	Robert P. Archer will pay Principal Broker a renewal fee of:

	☒	(a)	3.000 % of all base monthly rents to be paid for the term of the extension, renewal, expansion or new lease and the same percentage of the expense reimbursements stated or estimated in the lease, governing the extension, renewal, expansion, or new lease.

	☐	(b)	.
.

(TAR-2109) 5-26-08 Initialed for Identification by Tenant: RW, and Landlord: RPA	Page 1 of 2

Addendum for Broker’s Fee concerning:	12053 Southwest Freeway, Houston

	(2)	N/A will pay Principal Broker a renewal fee of:

	☐	(a)	% of all base monthly rents to be paid for the term of the extension, renewal, expansion, or new lease and the same percentage of the expense reimbursements stated or estimated in the lease governing the extension, renewal, expansion, or new lease.

	☐	(b)	.
.

C.	Fees in the Event of a Sale: If, during any time the lease is in effect or during any time Tenant occupies the leased premises, including any extension, renewal, or expansion, Tenant agrees to purchase the leased premises or Property by oral or written agreement or option, brokers will be paid the additional fees set forth below. The additional fees will be earned at the time Landlord and Tenant enter into an agreement for the sale, purchase, or option for the leased premises or Property, and are payable at the time the sale or purchase closes.

	(1)	Robert P. Archer will pay Principal Broker a renewal fee of:

	☒	(a)	3.000 % of the sales price for the purchase.

	☐	(b)	.
.

	(2)	N/A will pay Cooperating Broker an additional fee of:

	☐	(a)	% of the sales price for the purchase.

	☐	(b)	.
.

D.	County: All fees under this addendum are payable in Harris County, Texas.

E.	Attorney’s Fees: If Landlord, Tenant, or any broker is a prevailing party in any legal proceeding brought as a result of a dispute under this addendum or any transaction related to or contemplated by this addendum, such party will be entitled to recover from the non-prevailing parties all costs of such proceeding, prejudgment interest, and reasonable attorney’s fees.

F.	Special Provisions:

In the case of sale Brokerage fees shall be paid by seller at closing. Purchaser shall have no liability or obligations regarding brokerage fees.

Texas Direct Auto	Robert P. Archer, ETAL
Tenant	Landlord

By:	/s/ Rick Williams	08/10/2009	By:	/s/ Robert P. Archer	08/10/2009

Rick Williams	Date	Robert P. Archer	Date

Tenant	Landlord

By:	By:

Cooperating Broker	Principal Broker

By		By
	Date		Date

(TAR-2102) 5-26-08 Initialed for Identification by Tenant: RW, and Landlord: RPA	Page 2 of 2

COMMERCIAL PROPERTY CONDITION STATEMENT

USE OF THIS FORM BY PERSONS WHO ARE NOT MEMBERS OF THE TEXAS ASSOCIATION OF REALTORS® IS NOT AUTHORIZED.

©Texas Association of REALTORS®, Inc. 2003

CONCERNING THE PROPERTY AT: 12053 Southwest Freeway, Houston, Texas 77477                                                   THIS IS A DISCLOSURE OF THE SELLER’S KNOWLEDGE OF THE CONDITION OF THE PROPERTY AS OF THE DATE SIGNED. IT IS NOT A SUBSTITUTE FOR ANY INSPECTIONS OR WARRANTIES A BUYER OR TENANT MAY WISH TO OBTAIN. IT IS NOT A WARRANTY OF ANY KIND BY SELLER, SELLER’S AGENTS, OR ANY OTHER AGENT.

PART 1—Complete if Property is Improved or Unimproved

Are you (Seller) aware of:	Aware	Not Aware
(1) any of the following environmental conditions on or affecting the Property:
(a) radon gas?	☐	☒
(b) asbestos components:
(i) friable components?	☐	☒
(ii) non-friable components?	☐	☒
(c) urea-formaldehyde insulation?	☐	☒
(d) endangered species of their habitat?	☐	☒
(e) wetlands?	☐	☒
(f) underground storage tanks?	☐	☒
(g) leaks in any storage tanks (underground or above-ground)?	☐	☒
(h) lead-based paint?	☐	☒
(i) hazardous materials or toxic waste?	☐	☒
(j) open or closed landfills on or under the surface of the Property?	☐	☒

(k)   external conditions materially and adversely affecting the Property such as nearby landfills, smelting plants, burners, storage facilities of toxic or hazardous materials, refiners, utility transmission lines, mills, feed lots, and the like?

	☐	☒
(l) any activity relating to drilling or excavation sites for oil, gas, or other minerals?	☐	☒

(2)   previous environmental contamination that was on or that materially and adversely affected the Property, including but not limited to previous environmental conditions listed in Paragraph 1(a)-(l)?

	☐	☒
(3) any part of the Property lying in a special flood hazard area (A or V Zone)?	☐	☒
(4) any improper drainage onto or away from the Property?	☐	☒
(5) any fault line or near the Property that materially and adversely affects the Property?	☐	☒
(6) outstanding mineral rights, exceptions, or reservations of the Property held by others?	☐	☒
(7) air space restrictions or easements on or affecting the Property?	☐	☒
(8) unrecorded or unplatted agreements for easements, utilities, or access on or to the Property?	☐	☒

(TAR-1408) 10-18-05 Initialed for Identification by Tenant: RW, and Landlord: RPA	Page 1 of 4

Commercial Property Condition Statement concerning:	12053 Southwest Freeway, Houston, Texas 77477

Are you (Seller) aware of:	Aware	Not Aware
(9) special districts in which the Property lies (for example, historical districts, development districts, extraterritorial jurisdictions, or others)?	☐	☒
(10) pending changes in zoning, restrictions, or in physical use of the Property?	☐	☒

(11)  your receipt of any notice concerning any likely condemnation, planned streets, highways, railroads, or developments that would materially and adversely affect the Property (including access or visibility)?

	☐	☒
(12) lawsuits affecting title to or use or enjoyment of the Property?	☐	☒
(13) your receipt of any written notices of violations of zoning, deed restrictions, or government regulations from EPA, OSHA, TCEQ, or other government agencies?	☐	☒
(14) common areas of facilities affiliated with the Property co-owned with others?	☐	☒
(15) an owners’ or tenants’ association or maintenance fee or assessment affecting the Property?	☐	☒
If aware, name of association:
Name of manager:
Amount of fee or assessment: $ per
Are fees current through the date of this notice? ☐ yes ☐ no ☐ unknown
(16) subsurface structures, hydraulic lifts, or pits on the Property?	☐	☒
(17) intermittent or weather springs that affect the Property?	☐	☒
(18) any material defect in any irrigation system, fences, or signs on the Property?	☐	☒
(19) conditions on or affecting the Property that materially affect the health or safety of an ordinary individual?	☐	☒

If you are aware of any of the conditions listed above, explain. (Attach additional information if needed.)

.

PART 2—Complete only if Property is Improved

A.	Are you (Seller) aware of any material defects in any of the following on the Property?

(1) Structural Items:	Aware	Not Aware	Not Appl.
(a) foundation systems (slabs, columns, trusses, bracing, crawl spaces, piers, beams, footings, retaining walls, basement, grading)?	☐	☒	☐
(b) exterior walls?	☐	☒	☐
(c) fireplaces and chimneys?	☐	☐	☒
(d) roof, roof structure, or attic (covering, flashing, skylights, insulation, roof penetrations, ventilation, gutters and downspouts, decking)?	☐	☒	☐
(e) windows, doors, plate glass, or canopies?	☐	☒	☐

(TAR-1408) 10-18-05 Initialed for Identification by Tenant: RW, and Landlord: RPA	Page 2 of 4

Commercial Property Condition Statement concerning:	12053 Southwest Freeway, Houston, Texas 77477

	Aware	Not Aware	Not Appl.
(2) Plumbing Systems:
(a) water heaters or water softeners?	☐	☒	☐
(b) supply or drain lines?	☐	☒	☐
(c) faucets, fixtures, or commodes?	☐	☒	☐
(d) private sewage systems?	☐	☒	☐
(e) pools or spas and equipments?	☐	☒	☐
(f) sprinkler systems?	☐	☒	☐
(g) water coolers?	☐	☒	☐
(h) private water wells?	☐	☐	☒
(i) pumps or sump pumps?	☐	☒	☐
(3) HVAC Systems: any cooling, heating, or ventilation systems?	☐	☒	☐
(4) Electrical Systems: service drops, wiring, connections, conductors, plugs, grounds, power, polarity, switches, light fixtures, or junction boxes?	☐	☒	☐
(5) Other Systems or Items:
(a) security or fire detection systems?	☐	☒	☐
(b) porches or decks?	☐	☒	☐
(c) gas lines?	☐	☒	☐
(d) garage doors and door operators?	☐	☒	☐
(e) loading doors or docks?	☐	☒	☐
(f) rails or overhead cranes?	☐	☒	☐
(g) elevators or escalators?	☐	☒	☐
(h) parking areas, drives, steps, walkways?	☐	☒	☐
(i) appliances or built-in kitchen equipment?	☐	☒	☐

If you are aware of material defects in any of the items listed under Paragraph A, explain. (Attach additional information if needed.)

    .

B. Are you (Seller) aware of:	Aware	Not Aware
(1) any of the following environmental conditions on or affecting the Property:
(a) ground water?	☐	☒
(b) water penetration?	☐	☒
(c) previous flooding or water drainage?	☐	☒
(d) soil erosion or water ponding?	☐	☒
(2) previous structural repair to the foundation systems on the Property?	☐	☒
(3) settling or soil movement materially and adversely affecting the Property?	☐	☒
(4) pest infestation from rodents, insects, or other organisms on the Property?	☐	☒

(TAR-1408)10-18-05 Initialed for Identification by Tenant: RW, and Landlord: RPA	Page 3 of 4

Commercial Property Condition Statement concerning:	12053 Southwest Freeway, Houston, Texas 77477

	Aware	Not Aware
(5) termite or wood rot damage on the Property needing repair?	☐	☒
(6) mold to the extent that it materially and adversely affects the Property?	☐	☒
(7) mold remediation certificate issued for the Property in the previous 5 years? (if yes, attach a copy of the mold remediation certificate.)	☐	☒
(8) previous termite treatment on the Property?	☐	☒
(9) previous fires that materially affected the Property?	☐	☒
(10) modifications made to the Property without necessary permits or not in compliance with building codes in effect at the time?	☐	☒
(11) any part, system, or component in or on the Property not in compliance with the Americans with Disabilities Act or the Texas Architectural Barrier Statute?	☐	☒

If you are aware of any conditions described under Paragraph B, explain. (Attach additional information if needed.)

    .

Landlord:	/s/ Robert P. Archer	Date:	8/17/09
Robert P. Archer, ETAL

Seller:		Date:

The undersigned acknowledges receipt of the foregoing statement.
Buyer or Tenant:	/s/ Rick Williams	Date:	8/17/09
Texas Direct Auto

Buyer or Tenant:	Rick Williams	Date:

NOTICE TO BUYER OR TENANT: The broker representing Seller and the broker representing you advise you that this statement was completed by Seller, as of the date signed. The brokers have relied on this statement as true and correct and have no reason to believe it to be false or inaccurate. YOU ARE ENCOURAGED TO HAVE AN INSPECTOR OF YOUR CHOICE INSPECT THE PROPERTY.

(TAR-1408) 10-18-05 Initialed for Identification by Tenant: RW, and Landlord: RPA	Page 4 of 4

STATE OF TEXAS § § COUNTY OF FORT BEND §

RIGHT OF FIRST REFUSAL AGREEMENT FOR PURCHASE OF REAL PROPERTY

NOTICE OF CONFIDENTIALITY RIGHTS: IF YOU ARE A NATURAL PERSON, YOU MAY REMOVE OR STRIKE ANY OF THE FOLLOWING INFORMATION FROM THIS INSTRUMENT BEFORE IT IS FILED FOR RECORD IN THE PUBLIC RECORDS: YOUR SOCIAL SECURITY NUMBER OR YOUR DRIVER’S LICENSE NUMBER.

THIS RIGHT OF FIRST REFUSAL AGREEMENT (“Agreement”) made and entered into this __ day of August, 2009, by and between Robert Archer, Todd Archer, Jeff Archer and Paul Archer, whose principal address is 11614 Southwest Fwy, Hou TX 77031, hereinafter referred to as “Seller” (whether one or more) and Left Gate Property Holdings, Inc., whose principal address is                              , hereinafter referred to as “Purchaser”.

W I T N E S S E T H:

WHEREAS, Seller is the fee simple owner of certain real property being, lying and situated in the County of Harris, State of Texas, such real property (“Property”) and such property being more particularly described as follows: see attached Exhibit “A.”

Whereas purchaser has leased the property for a term of years from seller and as a part of the lease payments, said payments a separate consideration for this Right, the receipt sufficiently of which is acknowledged by Seller, Seller grants to Purchaser an exclusive Right of First Refusal to purchase the above described property on the following terms.

1.    DEFINITIONS. For the purposes of this Agreement, the following terms shall have the following meanings:

(a)    “Execution Date” shall mean the day upon which the last party to this Agreement shall duly execute this Agreement;

(b)    “Right of First Refusal” shall mean that period of time commencing on the Execution Date and continuing for the entire term of the lease agreement (August 31, 2019).

(c)    “Exercise Date” shall mean that date, within the Term, upon which the Purchaser shall send its written notice to Seller exercising its Right to Purchase, during which the Right may be exercised;

(d)    “Bona Fide Offer’ shall mean that genuine offer to purchase the property from any third party which is evidenced by a written contract for the purchase of the property described on the attached Exhibit “A” or any part thereof, executed by all parties and accompanied by consideration.

Initialed for Identification by Tenant: RW, and Landlord: RPA, TA, JA, PA

(e)    “Closing Date” shall mean the last day of the closing term or such other date during the closing term selected by Purchaser.

2.    GRANT OR RIGHT OF FIRST REFUSAL. For and in consideration of the Seller as set forth herein leasing of the premise to purchaser, Seller does hereby grant to Purchaser the exclusive Right of First Refusal to purchase the Property upon the terms and conditions as set forth herein. This Right shall be binding on seller during the term hereof and shall inure exclusively to the benefit of purchaser or its assigns. This Right of First Refusal shall be deemed to be a covenant running with the Title to the property.

3.    EXERCISE OF RIGHT. Purchaser may exercise its exclusive right to purchase the Property pursuant to the Agreement at any time during the Term, by giving written notice thereof to Seller conditioned on receipt of a Bona Fide offer. Upon receipt of a Bona Fide Offer as hereinabove defined Seller shall forward by certified mail said offer to the address given in the lease for notices. Upon receipt of the copy of the proposed contract, Purchaser shall have a 60 day feasibility period within which time Purchaser shall open Title on the property, perform any environmental studies on the property, and perform any other due diligence on the property as contained in the Bona Fide Offer. In said 60 day time period Purchaser shall notify Seller if it wishes to purchase the property described herein on the same terms and conditions as contained in the Bona fide Offer. The Bona fide Offer shall as a party of its terms include a reference to this Right of First Refusal and shall subject and condition the closing of the Bona Fide Offer on performance of this contract. In the event that Purchaser does not notify Seller of its intent to exercise its Right of First Refusal within 60 days of receipt of certified mail of the Bona Fide Offer then Seller’s Right of First Refusal shall terminate. In the event that Purchase notifies Seller that Purchaser wishes to exercise its Right of First Refusal, then Purchaser shall execute a contract identical in the form to the Bona Fide Offer giving Purchaser the additional time as contained in the Bona Fide Offer to close the sale. By way of definition, the parties agree that Purchaser can execute a contract in identical form of the Bona Fide Offer and from the date of tender of the contract with consideration will have the same time and enjoy the same rights and privileges as the Offeror of the Bona Fide Offer from the date of notice of acceptance of the Bona Fide Offer.

(a)    Purchase Price. The purchase price for the Property shall be the purchase price as described in the Bona Fide offer.

(b)    Closing Date. The closing date shall be that date as provided for in the Bona Fide Offer with the beginning contract date being the date that Purchaser notifies Seller of its election to purchase under this Right of First Refusal.

(c)    Closing Costs. Owner shall pay all costs of transferring the property and guaranteeing title to the property to Purchaser, including but not limited to costs of an updated survey, costs of the title policy, and other normal closing costs associated with transferring title and as listed on the standard Texas Association of Realtors Commercial Sales form save and except Purchaser shall be responsible for all Ad Valorem taxes Purchaser likewise shall pay all closing costs related to the financing of the property and in obtaining approval of financing of the property as listed on the standard Texas Association of Realtors Commercial Property Purchase Form.

Initialed for Identification by Tenant: RW, and Landlord: RPA, TA, JA, PA

(d)    Default by Purchaser; Remedies of Seller. In the event Purchaser, after exercise of the Right, fails to proceed with the closing of the purchase of the Property pursuant to the terms and provisions as contained herein and/or under the Contract, Seller shall terminate the Right and shall have no further recourse against Purchaser. Default by purchase shall not terminate or effect either party’s rights under the lease agreement;

(e)    Default by Seller; Remedies of Purchaser. In the event Seller fails to close the sale of the Property pursuant to the terms and provisions of this Agreement and/or under the Contract, Purchaser shall be entitled to either sue for specific performance of the real estate purchase and sale contract or terminate such Contract and sue for money damages.

4.    MISCELLANEOUS.

(a)    Execution by Both Parties. This Agreement shall not become effective and binding until fully executed by both Purchaser and Seller.

(b)    Notice. All notices, demands, and/or consents provided for in this Agreement shall be in writing and shall be delivered to the parties hereto by hand or by United States Mail with postage pre-paid. Such notices shall be deemed to have been served on the date mailed, postage pre-paid. All such notices and communications shall be addressed to the Seller at 11614 Southwest Fwy, Hou TX 77031 and to Purchaser at 12053 Southwest Freeway Stafford, TX with a copy to 3100 Edloe Suite 335 Houston, TX 77027 or at such other address as either may specify to the other in writing.

(c)    Fee Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas.

(d)    Successors and Assigns. This Agreement shall apply to, inure to the benefit of and be binding upon and enforceable against the parties hereto and their respective heirs, successors, and or assigns, to the extent as if specified at length throughout this Agreement.

(e)    Time. Time is of the essence of this Agreement.

(f)    Headings. The headings inserted at the beginning of each paragraph and/or subparagraph are for convenience of reference only and shall not limit or otherwise affect or be used in the construction of any terms or provisions hereof.

(g)    Cost of this Agreement. Any cost and/or fees incurred by the Purchaser or Seller in executing this Agreement shall be borne by the respective party incurring such cost and/or fee.

(h)    Entire Agreement. This Agreement contains all of the terms, promises, covenants, conditions and representations made or entered into by or between Seller and Purchaser and supersedes all prior discussions and agreements whether written or oral between Seller and Purchaser with respect to the Option and all other matters contained herein and constitutes the sole and entire agreement between Seller and Purchaser with respect thereto. This Agreement may not be modified or amended unless such amendment is set forth in writing and executed by both Seller and Purchaser with the formalities hereof.

Initialed for Identification by Tenant: RW, and Landlord: RPA, TA, JA, PA

(i)    This agreement or a memorandum regarding same may be filed in the Deed Records of Fort Bend County, Texas as a memorial thereof.

Initialed for Identification by Tenant: RW, and Landlord: RPA, TA, JA, PA

IN WITNESS WHEREOF, the parties here to have caused this Agreement to be executed under proper authority.

PURCHASER:

Left Gate Property Holdings, Inc.

By:	/s/ Rick Williams

Name:	Rick Williams
Title:	President

SELLER:

/s/ Robert Archer	/s/ Jeff Archer
Robert Archer	Jeff Archer

/s/ Todd Archer	/s/ Paul Archer
Todd Archer	Paul Archer

Initialed for Identification by Tenant: RW, and Landlord: RPA, TA, JA, PA

STATE OF TEXAS § § COUNTY OF FORT BEND §

This instrument was acknowledged before me, this 17 day of August     , 2009, by             Rick Williams             in their capacity as             President             of Left Gate Properties Inc., who was identified to be the person whose name is subscribed hereinabove.

Notary Public	/s/ Kimberly M. Garcia

STATE OF TEXAS § § COUNTY OF FORT BEND §

This instrument was acknowledged before me, this 17 day of August     , 2009, by Robert Archer, who was identified to be the person whose name is subscribed hereinabove.

Notary Public	/s/ Doris H. Weekly

STATE OF TEXAS § § COUNTY OF FORT BEND §

This instrument was acknowledged before me, this 17 day of August     , 2009, by Todd Archer, who was identified to be the person whose name is subscribed hereinabove.

Notary Public	/s/ Doris H. Weekly

Initialed for Identification by Tenant: RW, and Landlord: RPA, TA, JA, PA

STATE OF TEXAS § § COUNTY OF FORT BEND §

This instrument was acknowledged before me, this 17 day of August     , 2009, by Jeff Archer, who was identified to be the person whose name is subscribed hereinabove.

Notary Public	/s/ Doris H. Weekly

This instrument was acknowledged before me, this 17 day of August     , 2009, by Paul Archer, who was identified to be the person whose name is subscribed hereinabove.

Notary Public	/s/ Doris H. Weekly

Initialed for Identification by Tenant: RW, and Landlord: RPA, TA, JA, PA

EXHIBIT A

1.	Description of Land Easements, Rights-of-Ways, Licenses

From First American Title Insurance Company, G.F. No. 00R02042 SJ6, Commitment No. 2-03/08/2000 dated January 31, 2000 and more commonly known as 18.383 acres of land in Houston, Texas, County of Harris at 10400 Southwest Freeway (U.S. Highway 59).

Being Reserves “A”, “C, and D” of a tract of land out of AutoNation USA South, a subdivision and development according to the plat thereof recorded under Slide No. 1542/A of the Plat Records of Fort Bend County, Texas. SAVE AND EXCEPT to that certain 50 feet right-of-way to Tx. D.O.T. along the northwesterly line of Reserve A as reflected by the said plat and as conveyed in instrument filed for record on February 7, 1997, under Fort Bend County Clerk’s File No. 9707075.

TRACT 1

A METES and BOUNDS description of a certain 17.5889 acre tract of land situated in the James Alston Survey, Abstract No. 101, Fort Bend County, Texas; being a portion of the Restrictive Reserve “A”, and all of Restrictive Reserve “D” as recorded in Slide 1542/A of the Fort Bend County Public Records; said 17.5869 acres being more particularly described as follows with all bearings being based on a call of North 41 degrees 28 minutes 59 seconds East, along the southeast line of U.S. Highway 59 as referenced in a called 37.3851 acre tract by Special Warranty Deed recorded under Clerk’s File No. 9616974 of the Fort Bend County Official Public Records of Real Property.

BEGINNING at a 3⁄4 inch iron rod (with cap stamped “Cotton Surveying”) set at the most southerly corner of a called 1.0535 acre tract of land conveyed to the State of Texas by Deed recorded under Clerk’s File No. 9707075, the most easterly corner of a called 0.5843 acre tract conveyed to State of Texas recorded in Clerk’s File No. 9673456 both of the Fort Bend County Official Public Records of Real Property, said iron rod being in the northeast line of Unrestricted Reserve “A” recorded in Slide No. 1187/B of the Fort Bend County Plat Records, from which a 3⁄4 inch iron rod beam North 78 degrees 24 minutes 18 seconds East, 0.75 feet;

THENCE, North 41 degrees 28 minutes 59 seconds East 843.11 feet along the southeast line of said U.S. Highway 69, to a 3⁄4 inch iron rod (with cap stamped “Cotton Surveying”) set in the south line of Nation Drive (60 foot right-of-way) as shown on said Slide No. 1542/A;

THENCE, along the south line of said Nelson Drive the following seven (7) bearings and distances:

1.    South 48 degrees 32 minutes 10 seconds East, 193.80 feet to a 3⁄4 inch iron rod found (bent) at a point of curvature beginning a curve to the left;

2.    Along the arc of said curve to the left having a radius of 330.00 feet, a central angle of 03 degrees 52 minutes 02 seconds, an arc length of 22.27 feet and a long chord bearing South 50 degrees 27 minutes 49 seconds East, 22.27 feet to a 3⁄4 inch iron road (with cap stamped “Cotton Surveying”) set at a point of tangency;

3.    South 52 degrees 24 minutes 11 seconds East, 100.00 feet to a 3⁄4 inch iron rod (with cap stamped “Cotton Surveying”) set at a point of curvature beginning a curve to the right;

4.    Along the arc of said curve to the right having a radius of 1100.00 feet, a central angle of 23 degrees 48 minutes 33 seconds, an arc length of 457.10 feet and a long chord bearing South 40 degrees 20 minutes 54 seconds East, 453.82 feet to a 3⁄4 inch iron road (with cap stamped “Cotton Surveying”) as a point of tangency;

5.    South 28 degrees 35 minutes 39 seconds East, 100.00 feet to a 3⁄4 inch iron rod (with cap stamped “Cotton Surveying”) set at a point of curvature beginning a curve to the left;

6.    In a southeasterly direction, along the arc of said curve to the left, at an arc length of 398.09 feet passing 3⁄4 inch iron road (with cap stamped “Cotton Surveying”) set at the most easterly corner of said “Restricted Reserve “A”, being the most northerly corner of said Restricted Reserve “D”, in and along the arc of said curve having a radius of 600.00 feet, a central angle of 62 degrees 35 minutes 35 seconds, an arc length of 655.47 feet and a long chord bearing South 59 degrees 53 minutes 27 seconds East 623.36 feet to a 3⁄4 inch iron rod (with cap stamped “Cotton Surveying”) set at a point of tangency;

7.    North 88 degrees 48 minutes 46 seconds East, 132.03 feet to a 3⁄4 inch iron rod (with cap stamped “Cotton Surveying”);

THENCE, South 01 degrees 11 minutes 14 seconds East 4.99 feet to a 3⁄4 inch iron rod (with cap stamped “Cotton Surveying”) set;

THENCE, South 88 degrees 48 minutes 46 seconds West, along the northerly line of a called 6.290 acre tract as recorded in Clerk’s File No. 9520064 of the Fort Bend County Official Public Records of Real Property, same being a called 6.2903 acres of Reserve “A3” recorded in Replat of Reserve “A” Parc Plaza Business Park recorded in Slide No. 687/B of the Fort Bend County Plat Records are 408.74 feet passing a 3⁄4 inch iron rod (with cap stamped “Cotton Surveying”) set at the most westerly corner of said Restricted Reserve “D” and the most southeasterly corner of said Restricted Reserve “A”, at 550.41 feet passing the northwest corner of said 6.290 acres and the most northeasterly corner of a called 10.0853 acre tract recorded in Clerk’s File No. 9513449 of the Fort Bend County Official Public Records of Real Property, same being the most northeasterly corner of Restricted Reserve “A” of Southport Business Park Section Two as recorded in Volume 27, Page 20 of the Fort Bend County Plat Records, at 919.70 feet passing a 5/8 inch iron rod found, being the northwesterly corner of said 10.0853 acres and the northwest corner of a called 5.97 acre tract as recorded in Clerk’s File No. 9877908 of the Fort Bend County Official Public Records of Real Property, same being the northwesterly corner of Unrestricted Reserve “B” as recorded on Slide No. 1314/A of the Fort Bend County Plat Records, at 1313.31 feet passing the northwesterly corner of said 5.97 acres and the northeasterly corner of a called 18.0218 core tract as recorded in Clerk’s File No. 9339353 of the Fort Bend County

Official Public Records of Real Property, same being the northeasterly corner of Unrestricted Reserve “A” as described in Partial Replat Stafford Walmart recorded in Slide No. 1254/B of the Fort Bend County Plat Records, in all a total distance of 1419.41 to a 5/8 inch iron rod found;

THENCE, North 48 degrees 31 minutes 13 seconds West, 527.16 feet along the northeast line of said 18.0218 across to the POINT OF BEGINNING, CONTAINING 17.5869 acres of land in Fort Bend County, Texas.

TRACT II

A METES and BOUNDS description of a certain 0.1332 acre tract of land situated in the James Alston Survey, Abstract No. 101, Fort Bend County, Texas; being a portion of Restricted Reserve “C” as recorded in Slide 1542/A of the Fort Bend County Pub. Records; said 0.1332 acres being more particularly described as follows with all bearings being based on a call of North 41 degrees 28 minutes 59 seconds East, along the southwest line of U.S. Highway 59 as referenced in a called 37.3851 acre tract by Special Warranty Deed recorded under Clerk’s File No. 9616974 of the Fort Bend County Official Public Records of Real Property;

BEGINNING at a 5/8 inch iron rod found at the most easterly corner of a called 1.0585 acre tract of land conveyed to the State of Texas by Deed recorded under Clerk’s File No. 9707075, being the most southerly corner of a called 0.4921 acres recorded by Clerk’s File No. 9709583 of the Fort Bend County Official Public Records of Real Property, being in the common line of said Restricted Reserve “C” and Brighton Lane Shopping Center as recorded in Slide No. 661/A of the Fort Bend County Plot Records and same being a called 5.2812 acres conveyed to Cycle Shack West, Inc. by Special Warranty Deed with Vendor’s Lien recorded in said Clerk’s File No. 9709583 of the Fort Bend County Official Public Records of Real Property;

THENCE, South 48 degrees 32 minutes 10 seconds East 527.89 feet along said common end to a 5/8 inch iron rod found in the south corner of said 5.2812 acres;

THENCE, South 41 degrees 27 minutes 50 seconds West 13.23 feet to a 3⁄4 inch iron rod (with cap stamped “Cotton Surveying”) set at a point of non-tangency in the north line of Nation Drive (60 foot right-of-way) as recorded in said Slide 1542/A.

THENCE, along the north line of said Nation Drive the following four (4) bearings and distance:

1.    In a northwesterly direction along the arc of a curve to the left having a length of 1160.00 feet, a control angle of 10 degrees 41 minutes 40 seconds, an arc length of 216.52 feet and a long chord bearing North 47 degrees 03 minutes 21 seconds West 216.20 feet to a 3⁄4 inch iron rod (with cap stamped “Cotton Surveying”) set at a point of tangency;

2.    North 52 degrees 24 minutes 11 seconds West, 100.00 feet to a 3⁄4 inch iron rod (with cap stamped “Cotton Surveying”) set at a point of curvature beginning a curve to the right;

3.    Along the arc of said curve to the right having a radius of 270.00 feet, a central angle of 03 degrees 52 minutes 02 seconds, an arc length of 18.22 feet and a long chord bearing North 50 degrees 28 minutes 11 seconds West; 18.22 feet to a 3⁄4 inch iron rod found (bent) at a point of tangency;

4.     North 48 degrees 32 minutes 10 seconds West, 193.78 feet to a 3⁄4 inch iron rod (with cap stamped “Cotton Surveying”) set at a point in the southeasterly line of said 1.0535 acres;

THENCE, North 41 degrees 28 minutes 59 seconds East, 15.00 feet along said southeast line of said 1.0535 acres to the POINT OF BEGINNING, CONTAINING 0.1332 acres of land in Fort Bend County, Texas.

Permitted Encumbrances

2.

As identified in Item 1, Item 2 (limited to “shortages in area”), Item 5 (deleting     however “subsequent taxes and assessments by any taxing authority for prior years due to change in land usage or ownership” and adding “Company insures that standby fees taxes and assessments by any taxing authority for the year 2000 are not yet due and payable”), Item 8, and Items 9a through 9j and 9l on Schedule B of the Title Commitment No. 2-03/08/2000 from First American Title Insurance Company dated January 31, 2000.